As filed with the Securities and Exchange Commission on March 13, 2007

1940 Act Registration No. 811-08685
1933 Act File No. 333-47415

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                                                                                                                                               /X/
Pre-Effective Amendment No.                                                                                                                                                                                                                           /   /
Post-Effective Amendment No.                          22                                                                                                                                                                                           /X/

and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940                                                                                                                                     /X/
Amendment No.      25                                                                                                                                                                                                                                         /X/
(Check appropriate box or boxes)

ROCHDALE INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

570 Lexington Avenue, New York, New York 10022-6837
(Address of Principal Executive Offices) (Zip Code)

(212) 702-3500
Registrant’s Telephone Number, Including Area Code

Keith Shintani
U.S. Bancorp Fund Services, LLC
2020 E. Financial Way
Glendora, CA 91741
(Name and Address of Agent for Service)

copies to
Laura Corsell, Esq.
16 Sentry Park West, Suite 405
1787 Sentry ParkwayWest
Blue Bell, Pennsylvania 19422

It is proposed that this filing will become effective (check appropriate box)

            immediately upon filing pursuant to paragraph (b)

    X     on May 1, 2007 pursuant to paragraph (b)

            60 days after filing pursuant to paragraph (a)(1)

            on (date) pursuant to paragraph (a)(1)

            75 days after filing pursuant to paragraph (a)(2)

            on                             pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ X ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXPLANATORY NOTE
Designation of New Effective Date for Previously Filed Post-Effective Amendment

Post-Effective Amendment No. 21 (the “Amendment”) was filed pursuant to Rule 485(a)(2) under the Securities Act of 1933 on March 1, 2007 and pursuant to Rule 485(a)(2) would become effective on April 30, 2007.

This Post-Effective Amendment No. 22 is being filed pursuant to Rule 485(b) for the sole purpose of bringing the financial statements up to date and designating May 1, 2007 as the date upon which the Amendment shall become effective.

2

ROCHDALE INVESTMENT TRUST

PROSPECTUS
May 1, 2007

Rochdale Large Growth Portfolio	a large-cap growth domestic equity fund

Rochdale Large Value Portfolio	a large-cap value domestic equity fund

Rochdale Mid/Small Growth Portfolio	a mid- and small-cap growth domestic equity fund

Rochdale Mid/Small Value Portfolio	a mid- and small-cap value domestic equity fund

Rochdale Atlas Portfolio	a foreign equity fund

Rochdale Dividend & Income Portfolio	an equity and income fund

Rochdale Intermediate Fixed Income Portfolio	a domestic corporate and government bond fund

Rochdale Darwin Portfolio	a health care sector concentrated equity fund

Each of the Portfolios (collectively, the “Portfolios”) of Rochdale Investment Trust (the “Trust”) is

managed by Rochdale Investment Management LLC (the “Advisor”).

This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

AN OVERVIEW OF EACH PORTFOLIO	3
AN OVERVIEW OF EACH PORTFOLIO	10
PERFORMANCE	11
FEES AND EXPENSES	15
INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES	17
PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS	25
PORTFOLIO HOLDINGS INFORMATION	27
INVESTMENT ADVISOR	27
SHAREHOLDER INFORMATION	29
PRICING OF PORTFOLIO SHARES	33
DIVIDENDS AND DISTRIBUTIONS	34
TAX CONSEQUENCES	34
DISTRIBUTION AGREEMENTS	35
FINANCIAL HIGHLIGHTS	36
PRIVACY NOTICE	44

Introduction.

Rochdale Investment Trust (the “Trust”) currently consists of eight separate series of shares (each a “Portfolio”). Rochdale Investment Management LLC (“Advisor”) serves as the investment advisor for the Trust and is responsible for day-to-day investment decisions for each of the Portfolios. The Trust is a registered management investment company and, in accordance with applicable regulations, each Portfolio is managed as a separate mutual fund in accordance with separate investment objectives and policies. Each Portfolio is currently authorized to issue a single class of shares (designated as Class A shares) at a public offering price which may include a sales charge. Depending on the investments made by an individual Portfolio and the investment strategies and techniques used by the Advisor, a Portfolio may be subject to additional risks. On the following pages you will find a fund-by-fund summary of the investment policies and risks associated with an investment in the respective Portfolios, together with illustrations of their past performance and the expenses that you will bear as a shareholder of each Portfolio.

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Large Growth Portfolio

Investment Goal	The Portfolio seeks to provide long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests in equity securities of select large growth-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in large U.S. companies. As of December 31, 2006, the weighted average market capitalization of the Portfolio was $80.7 billion. Growth companies and industries are those expected to grow earnings and revenues faster than does the average company or industry. Within the large-cap growth universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each industry and company according to specific fundamental factors. The Advisor then invests predominantly in top-ranked companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the large-cap growth asset class. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad large-cap growth market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	Growth style companies lose value or move out of favor.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Seek large-cap growth exposure within an asset allocation strategy.
•	Desire a disciplined approach for the core of their portfolio.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund greater than that of the broad market with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on growth style investing is preferred.
•	Are seeking diversified industry and sector exposure within the growth segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period less than 3 to 5 years.
•	Need regular income.
•	Prefer to own small companies.
•	Cannot tolerate substantial principal fluctuation.

3

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Large Value Portfolio

Investment Goal	The Portfolio seeks to provide long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests in equity securities of select large value-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in large U.S. companies. As of December 31, 2006, the weighted average market capitalization of the Portfolio was $73.0 billion. Value companies and industries are typically characterized by their relatively lower price-to-book, price-to-cash flow and price-to-sales measures as well as higher dividend yield. Within the large-cap value universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that seeks to rank each industry and company according to specific fundamental factors. The Advisor then invests predominantly in top-ranked companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the large-cap value asset class. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad large-cap value market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	Value style companies lose value or fall out of favor.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Seek large-cap value exposure within an asset allocation strategy.
•	Desire a disciplined approach for the core of their portfolio.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund, greater than that of the broad market, with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on value style investing is preferred.
•	Are seeking diversified industry and sector exposure within the value segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Prefer to own small companies.
•	Cannot tolerate substantial principal fluctuation.

4

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Mid/Small Growth Portfolio

Investment Goal	The Portfolio seeks to provide long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests in equity securities of select small and medium-size growth-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in small and medium-size U.S. companies. As of December 31, 2006, the weighted average market capitalization of the Portfolio was $2.8 billion. Growth companies and industries are those expected to grow earnings and revenues faster than does the average company or industry. Within the mid- and small-cap growth universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each industry and company according to specific fundamental factors. The Advisor then invests predominantly in top-ranked small and medium-size companies within the top-ranked industries with a view to providing investors with the returns and risks associated with broadly diversified exposure to the mid- and small-cap growth asset classes. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad mid- and small-cap growth market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	Growth style companies lose value or fall out of favor.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Seek small- and mid-cap growth exposure within an asset allocation strategy.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund with the offsetting goal of potentially earning higher long-term returns
•	Determine that a focus on growth style investing is preferred
•	Are seeking diversified industry and sector exposure within the growth segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period less than 3 to 5 years.
•	Need regular income.
•	Wish to have their equity allocation invested in large companies only.
•	Cannot tolerate substantial principal fluctuation.

5

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Mid/Small Value Portfolio

Investment Goal	The Portfolio seeks to provide long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests in equity securities of select small and medium-size value-style companies. Generally, the Portfolio will invest, under normal conditions, at least 80% of its net assets in small and medium-size U.S. companies. As of December 31, 2006, the weighted average market capitalization of the Portfolio was $2.9 billion. Value companies and industries are typically characterized by their relatively lower price-to-book, price-to-cash flow and price-to-sales measures as well as higher dividend yield. Within the mid- and small-cap value universe, the Advisor assesses multiple fundamental criteria to identify the most attractive companies for investment. The Advisor’s multi-factor approach is a methodology that ranks each company and industry according to specific fundamental factors. The Advisor then invests predominantly in top-ranked small and medium-size companies within the top-ranked value industries with a view to providing investors with the risks and returns associated with broadly diversified exposure to the mid- and small-cap value asset classes. Consistent with the Portfolio’s investment goal, the Portfolio seeks incremental outperformance relative to the broad mid- and small-cap value market over the long term.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	Value style companies lose value or move out of favor.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Seek small- and mid-cap value exposure within an asset allocation strategy.
•	Are pursuing a long-term investment goal.
•	Are willing to accept swings in the value of their fund, with the offsetting goal of potentially earning higher long-term returns.
•	Determine that a focus on value style investing is preferred.
•	Are seeking diversified industry and sector exposure within the value segment of the market.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Wish to have their equity allocation invested in large companies only.
•	Cannot tolerate substantial principal fluctuation.

6

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Atlas Portfolio

Investment Goal	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests primarily in equity securities of foreign companies in both developed and emerging foreign markets. In selecting securities, the Advisor focuses first on country selection - identifying countries that appear attractively valued relative to other countries. The Advisor then chooses securities to represent each selected country’s broad market.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market goes down.
•	Interest rates rise, which can result in a decline in the equity market.
•	The market undervalues the stocks held by the Portfolio.
•	Adverse developments occur in foreign markets. These investments involve greater risk, including currency fluctuation.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•
Countries selected for investment may experience political and/or economic instability. An emerging market country may be especially vulnerable to changes in political leadership and may experience serious economic downturns from which it is unable to recover.

•	Derivatives held by the Portfolio vary from the Advisor’s expectation of movements in securities, foreign exchange, and interest rate markets.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Desire an active approach for international exposure within an asset allocation strategy.
•	Seek a single fund to provide both developed and emerging foreign market exposure across major world regions.
•	Are pursuing a long-term investment goal.
•	Want to diversify their equity portfolio and enhance return potential by investing in foreign markets.
•	Are seeking access to world economic growth.
•	Are willing to accept swings in the value of their portfolio with the offsetting goal of earning higher long-term returns.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Cannot tolerate substantial principal fluctuation.
•	Wish to have their equity allocation invested in domestic stocks only.
•	Do not want to invest in emerging markets.

7

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Dividend & Income Portfolio

Investment Goal	The Portfolio seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Principal Investment Strategies
The Portfolio invests primarily in income-generating securities, including dividend-paying equity and fixed income securities. Generally, the Portfolio will invest at least 50% of its assets in dividend-paying equity securities. The Portfolio is not managed as a balanced fund. Equity investments consist primarily of domestic securities, but the Portfolio also may invest up to 25% of its total assets in dividend- and income-generating foreign securities, including those of emerging markets. The Portfolio may invest in both investment grade and non-investment grade securities, and investments may include both rated and unrated securities. No more than 15% of the Portfolio’s assets at cost may be invested in debt securities, convertible securities, or preferred stocks deemed below investment grade. The Advisor expects that the equity securities in which it invests will generate a higher yield and have lower price/earnings than similar funds over the long term, although there can be no assurance that the Portfolio will do so.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. Risks that could adversely affect the value of your investment include:

•	The stock or bond market declines.
•	Interest or inflation rates rise or fall significantly.
•	The market undervalues the securities held by the Portfolio.
•	The stocks held by the Portfolio fail to grow their earnings.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	There is a significant change in legislation or policy affecting taxation on dividends.
•	The issuer of a security is unable to satisfy dividend, interest, or principal payments when anticipated.
•	The issuer of a security becomes bankrupt or otherwise insolvent.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Are pursuing a long-term investment goal.
•	Seek stability and/or current income through investment in equities and fixed income.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Do not wish to generate income as a component of total return.

8

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Intermediate Fixed Income Portfolio

Investment Goal	The Portfolio seeks current income and, to the extent consistent with this goal, capital appreciation.

Principal Investment Strategies
The Portfolio purchases debt obligations of government and corporate issuers that provide an attractive rate of current income or provide for an attractive return based on the maturity, duration, and credit quality of the issuer relative to comparable issuers. The Portfolio will invest at least 80% of its assets in fixed income securities. The Portfolio will purchase debt instruments with the intention of holding them to maturity and does not expect to meaningfully shift its holdings in anticipation of interest rate movements. Ordinarily, the Portfolio will seek to have an average portfolio maturity and duration between 3 and 10 years. One of the potential advantages of the intermediate term structure for the portfolio strategy will be to benefit from the generally higher rate of current income these debt obligations provide as compared to shorter maturity debt obligations.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	Interest rates rise and remain high for an extended period of time.
•	Interest rates fall and remain low for an extended period of time.
•	The issuer of a debt obligation is unable to satisfy its obligations of principal or interest payments when due.
•	An issuer becomes bankrupt or otherwise becomes insolvent.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Seek a disciplined approach for fixed income exposure within an asset allocation strategy.
•	Are seeking current income.
•	Determine that owning debt obligations of a variety of issuers may provide for a higher current income or return than would a U.S. Government-only portfolio.
•	Are seeking high-quality debt obligations from issuers across a broad representation of several industries and sectors.
•	Are willing to accept swings in their portfolio, greater than that of a fixed income portfolio with shorter maturities or higher quality.
•	Require greater stability than equity portfolios normally provide.

The Portfolio may not be appropriate for investors who:

•	Want to invest in a U.S. Government-only portfolio.
•	Want the high yield opportunities of investing in a fixed income portfolio with instruments that are of lesser quality.

9

AN OVERVIEW OF EACH PORTFOLIO

Rochdale Darwin Portfolio

Investment Goal	The Portfolio seeks long-term capital appreciation.

Principal Investment Strategies
The Portfolio is non-diversified and invests primarily in securities of companies in the health care sector. In managing the Portfolio, the Advisor seeks to capitalize on demographic and technological trends affecting health care industries, including health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. While the Portfolio invests in companies of any size, many of the investments are in small and medium-size companies (market capitalization of $10 billion or less). The Portfolio may hold significant amounts of assets in short positions. In addition, the Portfolio has the ability to hold substantial cash reserves as a temporary defensive investment position in the market.

Principal Risks	As with all mutual funds, there is the risk that you could lose money on your investment in the Portfolio. The principal risks that could adversely affect the value of your investment include:

•	The stock market declines.
•	The stocks held by the Portfolio exhibit characteristics of smaller companies, which are typically more volatile and less liquid than larger companies.
•	This Portfolio is concentrated in a small number of positions, thus a change in value of any one security could affect the overall value of the Portfolio.
•	Government funding for health care is reduced.
•	Competition within the health care sector increases.
•	There is a significant change in legislation or policy affecting health care investments.
•	Companies or industries are subject to product liability or other litigation.
•	Products become obsolete due to new technology.
•	The health care sector falls out of favor with investors.
•	There are changes in health insurance reimbursement.
•	Securities sold short rise in value.

Who May Want to Invest in this Portfolio	The Portfolio may be appropriate for investors who:

•	Are pursuing a long-term investment goal.
•	Are seeking sector exposure within the health care segment.
•	Are willing to accept swings in the value of their investment with the offsetting goal of potentially earning higher long-term returns.
•	Are seeking to take advantage of demographic trends, particularly those from which health care companies may benefit.
•	Are seeking exposure to a long/short alternative investment strategy.

The Portfolio may not be appropriate for investors who:

•	Have an investment holding period of less than 3 to 5 years.
•	Need regular income.
•	Wish to diversify throughout several sectors.
•	Seek to invest solely in conservative investments.

10

PERFORMANCE

The following performance information indicates some of the risks of investing in the Portfolios. The bar charts show each Portfolio’s total return for annual periods through December 31, 2006. Under each bar chart is each Portfolio’s highest and lowest quarterly returns during the period shown in the bar chart. The tables on pages 13 through 15 show each Portfolio’s average return over time compared with broad-based market indices. The information shown assumes reinvestment of dividends and distributions. Figures shown do not reflect sales charges, which would lower returns.

Rochdale Large Growth Portfolio	Rochdale Large Value Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	13.64%	12/31/01	Highest	17.14%	06/30/03
Lowest	(16.11%)	06/30/02	Lowest	(20.12%)	09/30/02

Rochdale Mid/Small Growth Portfolio	Rochdale Mid/Small Value Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	20.00%	12/31/01	Highest	19.94%	06/30/03
Lowest	(19.87%)	09/30/01	Lowest	(20.36%)	09/30/02

11

Rochdale Atlas Portfolio	Rochdale Dividend & Income Portfolio*

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	17.67%	06/30/03	Highest	21.25%	06/30/01
Lowest	(16.97%)	09/30/02	Lowest	(23.63%)	09/30/01

Rochdale Intermediate Fixed Income Portfolio	Rochdale Darwin Portfolio

	Quarterly Return	Quarter Ended		Quarterly Return	Quarter Ended
Highest	4.68%	03/31/01	Highest	9.14%	03/31/06
Lowest	(3.04%)	06/30/04	Lowest	(6.64%)	06/30/06

*Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different investment strategy.

The after-tax returns shown in the tables below are intended to illustrate the impact of assumed federal income taxes on an investment in the Portfolios. The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Portfolio shares at the end of the period. The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Portfolio shares were sold at the end of the specified period. The after-tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2006, the highest ordinary income and short-term gain rate was 35% and the highest long-term gain rate was 15%. In certain cases, “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Portfolio shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Portfolio shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account (“IRA”). This past performance (before and after taxes) will not necessarily continue in the future. The comparative indices shown are not directly investable and do not reflect any deduction for fees, expenses, or taxes.

12

Average Annual Total Return as of December 31, 2006

	1 Year	5 Year	Since Inception(1)
Rochdale Large Growth Portfolio
Return Before Taxes(2)	3.31%	0.64%	(4.22%)
Return After Taxes on Distributions(2)	3.30%	0.62%	(4.23%)
Return After Taxes on Distributions and Sale of Fund Shares(2)	2.15%	0.55%	(3.51%)
S&P 500/Citigroup Growth Index (3)	11.01%	3.30%	(3.11%)
Lipper Large-Cap Growth Index(4)	4.72%	2.01%	(5.44%)

(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
TheStandard & Poors (“S&P”) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indicies are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value or a mix of growth and value..

(4)
The Lipper Large-Cap Growth Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Growth category. Lipper Large-Cap Growth consists of funds that invest in large companies with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indices. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth.

	1 Year	5 Year	Since Inception(1)

Rochdale Large Value Portfolio
Return Before Taxes(2)	12.08%	6.26%	2.99%
Return After Taxes on Distributions(2)	10.72%	5.88%	2.70%
Return After Taxes on Distributions and Sale of Fund Shares(2)	9.66%	5.36%	2.52%
S&P 500/Citigroup Value Index(3)	20.80%	9.06%	5.47%
Lipper Large-Cap Value Index(4)	18.28%	7.67%	4.37%

(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Standard & Poors (“S&P”) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth and Value indicies are market cap weighted and contain the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value or a mix of growth and value

(4)
The Lipper Large-Cap Value Index tracks the total return performance of the 30 largest funds in the Lipper Large-Cap Value category. Lipper Large-Cap Value consists of funds that invest in large companies that are considered undervalued relative to major stock indices based on price-to-earnings ratios, price-to-book ratios, or other factors.

	1 Year	5 Year	Since Inception(1)
Rochdale Mid/Small Growth Portfolio
Return Before Taxes(2)	(3.11%)	5.55%	5.36%
Return After Taxes on Distributions(2)	(4.24%)	5.30%	5.16%
Return After Taxes on Distributions and Sale of Fund Shares(2)	(0.48%)	4.79%	4.64%
S&P 1000/Citigroup Growth Index (3)	7.33%	9.75%	8.78%
Lipper Mid-Cap Growth Index(4)	11.02%	6.09%	(1.66)%
Lipper Small-Cap Growth Index(4)	10.65%	6.23%	1.71%

(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Standard & Poors (“S&P”) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multifactor methodology and are classified as growth, value or a mix of growth and value.

(4)
Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category. Lipper Mid-Cap Growth and Lipper Small-Cap Growth consist of funds that invest in mid-size and small companies, respectively, with long term earnings that are expected to grow significantly faster than the earnings of stocks in major indices. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth.

	1 Year	5 Year	Since Inception(1)
Rochdale Mid/Small Value Portfolio
Return Before Taxes(2)	6.71%	11.17%	11.53%
Return After Taxes on Distributions(2)	6.25%	10.75%	11.17%
Return After Taxes on Distributions and Sale of Fund Shares(2)	4.98%	9.69%	10.11%
S&P 1000/Citigroup Value Index (3)	16.25%	12.92%	12.48%
Lipper Mid-Cap Value Index(4)	15.66%	12.28%	11.22%
Lipper Small-Cap Value Index(4)	17.13%	14.75%	15.36%

(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Standard & Poors (“S&P”) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multifactor methodology and are classified as growth, value or a mix of growth and value.

(4)
Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category. Lipper Mid-Cap Value and Lipper Small-Cap Value consist of funds that invest in mid-size and small companies, respectively, that are considered undervalued relative to major stock indices based on price-to-earnings ratios, price-to-book ratios, or other factors.

13

	1 Year	5 Years	Since Inception (1)
Rochdale Atlas Portfolio
Return Before Taxes(2)	25.59%	18.32%	10.99%
Return After Taxes on Distributions(2)	25.51%	18.25%	10.71%
Return After Taxes on Distributions and Sale of Fund Shares(2)	17.48%	16.30%	9.64%
MSCI All Country World Index ex USA Index(3)	27.16%	16.87%	10.91%
Dow Jones World Index (ex US)(4)	25.74%	16.97%	11.58%
Lipper International Multi-Cap Core Fund Index(5)	24.89%	14.87%	11.64%

(1)	Commencement of investment operations: October 2, 1998.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)	The Morgan Stanley Capital International (MSCI) All Country World ex USA Index comprises approximately 2,126 securities listed on exchanges in 47 countries, excluding the United States.
(4)	The Dow Jones World Index ex US consists of approximately 4,727 securities listed on exchanges in 43 countries, excluding the United States.
(5)
The Lipper International Multi-Cap Core Fund Index tracks the total return performance of the 10 largest funds in the Lipper International Multi-Cap Core category. Lipper International Multi-Cap Core consists of funds that invest in securities of companies of various size outside of the U.S.

	1 Year	5 Years	Since Inception (2)
Rochdale Dividend & Income Portfolio(1)
Return Before Taxes(3)	15.09%	4.07%	3.35%
Return After Taxes on Distributions(3)	14.16%	3.62%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares(3)	10.75%	3.38%	2.81%
Russell 3000 Value Index(4)	22.34%	11.20%	7.39%
S&P 500 Index (4)	15.79%	6.19%	2.76%
Lipper Equity Income Index(5)	18.40%	8.28%	5.44%

(1)	Prior to June 27, 2003, the Portfolio operated as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.
(2)	Commencement of investment operations: June 1, 1999.
(3)	Returns shown reflect maximum sales charge of 5.75%.
(4)
The S&P 500 Index measures the performance of 500 leading U.S. companies. The S&P 500 Index is often referred to as “the market” and is the most commonly used index for U.S. equities. In particular, the vast majority of equity income funds use the S&P 500 as their benchmark index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.  The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.  The Advisor believes that the S&P 500 is a better index as it is a strong proxy for “the market” and is the index most commonly used by funds with similar investment strategies.  As of May 1, 2007 the S&P 500 Index will replace the Russell 3000 Index for the Portfolio.

(5)
Lipper Equity Income Index tracks the total return performance of the 30 largest funds in the Equity Income category. Lipper Equity Income Index consists of funds that seek high current income and growth of income by investing in equities.

	1 Year	5 Years	Since Inception (1)
Rochdale Intermediate Fixed Income Portfolio
Return Before Taxes(2)	(2.00%)	3.41%	4.85%
Return After Taxes on Distributions(2)	(3.27%)	1.66%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares(2)	(1.26%)	1.90%	3.07%
Lehman Government/Credit Intermediate Index(3)	4.08%	4.53%	5.90%
Lipper Intermediate Investment Grade Index(4)	4.47%	4.93%	6.47%

(1)	Commencement of investment operations: December 31, 1999.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Lehman Government/Credit Intermediate Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

(4)
The Lipper Intermediate Investment Grade Index tracks the total return performance of the 30 largest funds in the Lipper Intermediate Investment Grade category. Lipper Intermediate Investment Grade consists of funds that invest in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

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	1 Year	Since Inception (1)
Rochdale Darwin Portfolio
Return Before Taxes(2)	(3.31%)	(0.95%)
Return After Taxes on Distributions(2)	(3.57%)	(1.08%)
Return After Taxes on Distributions and Sale of Fund Shares(2)	(1.81%)	(0.80%)
S&P 1500 Index(3)	15.34%	10.30%
Lipper Health/Biotech Index(4)	4.80%	7.89%

(1)	Commencement of investment operations: December 31, 2004.
(2)	Returns shown reflect maximum sales charge of 5.75%.
(3)
The Standard & Poors (“S&P”) 1500 Index combines the S&P 500 large-cap, S&P 400 mid-cap and the S&P 600 small-cap indices and represents approximately 90% of the market cap of investable U.S. equities.

(4)
The Lipper Health/Biotech Index tracks the total return performance of the 30 largest funds in the Lipper Health/Biotech category. Lipper Health/Biotech consists of funds that invest in securities of companies in the healthcare sector.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios.

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio
Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum deferred sales charge (load)(1)	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Redemption Fee (as a percentage of amount redeemed) (2)	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	0.50%	0.50%	0.50%	0.50%	1.00%	0.65%	0.40%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses (3)	0.47%	0.43%	0.45%	0.44%	0.45%	0.41%	0.46%	1.11%
Acquired Fund Fees and Expenses(4)	0.01%	0.01%	0.01%	0.01%	0.01%	0.06%	0.01%	0.01%

Total Annual Fund Operating Expenses	1.23%	1.19%	1.21%	1.20%	1.71%	1.37%	1.12%	2.32%

Fee Reduction/Waiver or Reimbursement (5)	0.03%	0.00%	0.00%	0.00%	0.00%	0.04%	-0.21%	-0.82%

Net Expenses	1.26%	1.19%	1.21%	1.20%	1.71%	1.41%	0.91%	1.50%(6)
____________________
(1)
The sales load on purchases of one million dollars or more will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer. The CDSC applies ONLY for shareholders who purchase $1 million or more and redeem within 12 months of purchase.

(2)
The redemption fee applies only to those shares that were held for 45 days or less. The redemption fee is payable to the redeeming Portfolio and is intended to benefit the remaining shareholders by reducing the costs of short-term trading.

(3)
“Other Expenses” include custodian, administration, transfer agency, and other customary Portfolio expenses for the previous fiscal year, restated to reflect current fees and expenses, including the servicing fee paid to the Advisor effective May 24, 2006. Please see page 30 for further details.

(4)
The Funds are required to disclose “Acquired Fund Fees and Expenses” in the above fee table. Acquired Fund Fees and Expenses are indirect fees that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”). The indirect fee represents a pro rata portion of the cumulative expenses charged by the Acquired Fund. Acquired Fund Fees and Expenses are reflected in the Acquired Fund’s net asset value. Please note that the Total Annual Fund Operating Expenses in the table above do not correlate to the ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this prospectus. Without Acquired Fund Fees and Expenses, the Total Annual Fund Operating Expenses would have been 1.22%, 1.18%, 1.20%, 1.19%, 1.70%, 1.31%, 1.11% and 2.27% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively, and the Net Expenses would have been 1.25%, 1.18%, 1.20%, 1.19%, 1.70%, 1.35%, 0.90% and 1.45% for Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively, after the fee waiver.

(5)
The Advisor has contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest and taxes) to 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90%, and 1.45% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. This contract has a one-year term, renewable annually. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by the Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on Portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments under certain circumstances and in accordance with the investment advisory agreement between the Trust and the Advisor. Please refer to the Section entitled “Investment Advisor - Portfolio Expenses” elsewhere in this prospectus for more details.

(6)	Includes 0.04% of interest expense.

15

Example

This Example is intended to help you compare the costs of investing in the Portfolios with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you paid the maximum sales charge, your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Portfolio’s operating expenses remain the same. This Example uses net expenses for the first year and total annual fund operating expenses for three, five, and ten years. Although your actual costs may be higher or lower, under the assumptions, your costs would be:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio	Mid/Small Value Portfolio	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio

One Year	$696	$689	$691	$690	$739	$710	$663	$719
Three Years	$946	$931	$937	$934	$1,083	$987	$891	$1,183
Five Years	$1,215	$1,192	$1,202	$1,197	$1,450	$1,285	$1,138	$1,673
Ten Years	$1,981	$1,935	$1,956	$1,946	$2,478	$2,130	$1,842	$3,018

16

INVESTMENT GOALS AND PRINCIPAL INVESTMENT STRATEGIES

Rochdale Large Growth Portfolio

Investment Goal
The Rochdale Large Growth Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select large U.S. growth companies, the Portfolio seeks to realize attractive long-term performance relative to the broad large-cap growth market.

The Advisor classifies companies within the large-cap growth universe by company and industry. Growth companies and industries typically are less economically sensitive with regard to their revenues and earnings. Growth companies and industries are also typically expected to grow earnings and revenues at a faster rate than the average company or industry.

The Advisor’s multi-factor approach is a methodology that ranks each company and industry according to specific fundamental factors. By investing methodically and consistently in companies and industries highly ranked by the Advisor, the Portfolio seeks to outperform a fund that owns all companies regardless of their level of attractiveness. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to broad large-cap growth style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading industries and companies within the growth segment of the large-cap universe.

Our company selection process ranks companies across several factors to identify those the Advisor considers to be the most attractive growth companies within the large-cap universe. These companies are screened further for their appropriateness in light of expected economic and market conditions. The highly ranked companies are then optimized to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of growth companies in the large-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth. The Portfolio will not change this investment policy without first providing the Portfolio’s shareholders with a least 60 days’ prior notice. For example, as of December 31, 2006, the S&P 500 Index ranged in capitalization from $1.4 billion to $447 billion. Because large-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also buy other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not a principal investment strategy, the Portfolio may at times also invest in foreign securities, including those of emerging markets, and may sell securities short and/or use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will sell a company whose fundamentals ranking, valuation, or other factors no longer meets our criteria. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

17

Rochdale Large Value Portfolio

Investment Goal
The Rochdale Large Value Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select large U.S. companies within value industries, the Portfolio seeks to realize attractive long-term performance relative to the broad large-cap value market.

The Advisor classifies companies within the large-cap value universe by company and industry. Value companies and industries are typically characterized by their relatively lower price-to-book, price-to-cash flow and price-to-sales measures as well as relatively higher dividend yields.

The Advisor’s multi-factor approach is a methodology that seeks to rank each company and industry according to specific fundamental factors. By investing methodically and consistently in companies and industries highly ranked by the Advisor, the Portfolio seeks to outperform a fund that owns all companies regardless of their level of attractiveness. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to large-cap value style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading companies within the value segment of the large-cap universe.

Our company selection process ranks companies across several factors to identify what the Advisor considers to be the most attractive value companies within the large-cap universe. These companies are screened further for their appropriateness in light of expected economic and market conditions. The highly ranked companies are then optimized to achieve the appropriate economic sector diversification and managed variability in line with the characteristics of value companies in the large-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value. The Portfolio will not change this investment policy without first providing the Portfolio’s shareholders with at least 60 days’ prior notice. For example, as of December 31, 2006, the S&P 500 Index ranged in capitalization from $1.4 billion to $447 billion. Because large-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not a principal investment strategy, the Portfolio may at times also invest in foreign securities, including those of emerging markets, and may sell securities short and/or use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will sell a company whose fundamentals ranking, valuation, or other factors no longer meets our criteria. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

18

Rochdale Mid/Small Growth Portfolio

Investment Goal
The Rochdale Mid/Small Growth Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select small and medium-size U.S. growth companies, the Portfolio seeks to realize attractive long-term performance relative to the broad mid- and small-cap growth market.

The Advisor classifies companies within the mid- and small-cap universe by company and industry. Growth companies and industries typically are less economically sensitive with regard to their revenues and earnings, and their constituent companies and industries are expected to grow earnings and revenues at a faster rate than the average company or industry.

The Advisor’s investment selection process utilizes a multi-factor fundamental selection process to rank all companies. Those companies ranked highly are selected for investment by the Portfolio. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to mid- and small-cap growth style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes, to select leading industries and companies within the growth segment of the mid- and small-cap universe.

The selection process identifies what the Advisor considers to be the most attractive small and medium-size companies from growth industries to capture the opportunities for outperformance relative to the mid- and small-cap growth universe. The leading companies are then subject to the process of portfolio optimization, a technique used to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of the growth segment of the mid- and small-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth. The Portfolio will not change this investment policy without first providing the Portfolio’s shareholders with at least 60 days’ prior notice. For example, as of December 31, 2006, companies in the S&P 1000 Index ranged in capitalization from $66 million to $10.6 billion. Because small- and mid-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not principal investment strategies, the Portfolio may at times also invest in foreign securities, including those of emerging markets, and may sell securities short and/or use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities it is not anticipated that they will be used other than on a limited basis.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

19

Rochdale Mid/Small Value Portfolio

Investment Goal
The Rochdale Mid/Small Value Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select small and medium-size U.S. value companies, the Portfolio seeks to realize attractive long-term performance relative to the broad mid- and small-cap value market.

The Advisor classifies companies within the mid- and small-cap universe by company and industry. Value companies and industries are typically characterized by their relatively lower price-to-book, price-to-cash flow and price-to-sales measures as well as their relatively high dividend yields.

The Advisor’s investment selection process utilizes a multi-factor fundamental selection process to rank all companies. Those companies ranked highly are selected for investment by the Portfolio. The Portfolio seeks to capture the benefits of lower turnover, style consistency, and reduced risk through broad diversification and managed variability relative to mid- and small-cap value style active funds with a less disciplined approach.

Principal Investment Strategies
The Portfolio uses a proprietary methodology, focusing on a multiple factor selection process using fundamental and technical attributes to select leading industries and companies within the value segment of the mid- and small-cap universe.

The selection process identifies what the Advisor considers to be the most attractive small and medium-size companies from value industries, to capture the opportunities for outperformance relative to the mid- and small-cap value universe. The leading companies are then subject to the process of portfolio optimization, a technique used to achieve what the Advisor believes is the appropriate economic sector diversification and managed variability in line with the characteristics of the value segment of the mid- and small-cap universe.

The Portfolio invests under normal conditions at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value. The Portfolio will not change this investment policy without first providing the Portfolio’s shareholders with at least 60 days’ prior notice. For example, as of December 31, 2006, companies in the S&P 1000 Index ranged in capitalization from $66 million to $10.6 billion. Because small- and mid-cap growth companies are defined by reference to an index, the market capitalization of companies in which the Portfolio may invest will vary with market conditions. The companies selected for investment generally have characteristics similar to the mid- and small-cap value market as a whole. Investments in common stock are emphasized, but the Portfolio may also hold other types of equity securities, including preferred stocks, convertible securities, or warrants. Although not principal investment strategies, the Portfolio may at times also invest in foreign securities, including those of emerging markets, and may sell securities short and/or use derivative instruments and related investment techniques to hedge equity exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. While there is no express limitation on the Portfolio’s use of these securities, it is not anticipated that they will be used other than on a limited basis.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor regularly monitors the fundamentals of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

20

Rochdale Atlas Portfolio

Investment Goal
The Rochdale Atlas Portfolio seeks long-term capital appreciation.

Investment Philosophy
Through investment in foreign companies of select developed and emerging foreign markets, the Portfolio attempts to achieve long-term performance in excess of broad world markets.

The Portfolio has a unique approach to investing internationally. The Advisor’s research focuses on country selection, which empirical studies demonstrate is the key to earning competitive international returns. The Portfolio invests in companies selected from only those foreign developed and emerging markets the Advisor identifies as most attractive, based on a multi-factor model of factors, including earnings growth, interest rates, and valuation. The Advisor believes that when this country and stock selection is correctly or accurately accomplished, such selectivity creates a greater potential for higher returns.

Principal Investment Strategies
The Advisor uses its proprietary country analysis methodology, analyzing each country’s aggregate macroeconomic, company fundamental, and market sentiment measures, to determine which foreign markets are likely to generate the highest returns. The foreign markets most worthy of investment have:

•	rising earnings expectations
•	lower valuation relative to growth
•	favorable interest rate environments
•	positive technical factors

Countries considered for investment must satisfy the Advisor’s criteria for political and economic stability, strength of financial systems, and credit quality. After identifying those countries worthy of investment, the Advisor uses a global equity optimization process to invest in companies across the industries driving economic growth in the selected countries. This sophisticated process is intended to enable the Advisor to develop a portfolio that captures substantially all of the combined top-ranked countries’ stock market movements with only a few companies per selected country. Each company must meet the Advisor’s standards for market and industry representation, financial condition, credit rating, and liquidity. A minimum of 40% is invested in developed markets.

The Portfolio invests, under normal conditions, primarily in equity securities of foreign-domiciled, publicly traded companies worldwide. Equity securities include common stocks, depositary receipts, warrants, convertible bonds, debentures, and convertible preferred stocks, as well as securities of exchange traded country funds.

Depending on the circumstances and opportunities that might arise, and given the volatile nature of foreign markets, the Portfolio may, on a limited basis, use futures, derivative instruments, or other securities as deemed appropriate by the Advisor in seeking to maximize the efficiency of its country selection process or hedge equity or currency exposure. Although not a principal investment strategy, the Portfolio may also sell securities short.

The Portfolio intends to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Portfolio sells a holding if another company provides more suitable country representation or if a country is no longer an attractive investment. Portfolio turnover is expected to be less than 150%. A high portfolio turnover rate (100% or more) has the potential to result in the realization of higher short-term capital gains than would otherwise be the case. All such gains must be distributed to shareholders and are taxable at ordinary income rates, which may increase a shareholder’s tax liability, absent offsetting capital losses. A high portfolio turnover rate also leads to higher transaction costs, which may negatively affect a Portfolio’s performance. Active trading, however, can also be defensive and actually add to a Portfolio’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

21

Rochdale Dividend & Income Portfolio

Investment Goal
The Portfolio seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Principal Investment Strategies
The Portfolio seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities. The Advisor determines the asset allocation of the Portfolio at any given time in light of its assessment of the relative attractiveness of dividend-paying stocks and other income-generating securities with respect to current economic conditions and investment opportunities. It is anticipated that the Portfolio will invest at least 50% of its assets in dividend-paying equity securities. The Portfolio is not managed as a balanced fund. The Portfolio does not have a duration strategy.

Equity securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, and real estate investment trusts (“REITs”). Companies of any size may be considered for investment. In selecting equity securities, the Advisor will seek companies that pay above-average, stable dividend yields and have the ability to grow yields over time. The Portfolio may acquire non-income producing issues if, in the judgment of the Advisor, the company has the potential to pay dividends in the future. The equity securities included in the Portfolio tend to be value-oriented, with strong businesses, strong balance sheets, and good prospects for longer-term earnings growth. Equity investments will consist primarily of domestic securities, but the Portfolio also may invest up to 25% of its total assets in dividend- and income-generating foreign securities, including those of emerging markets. The Advisor expects that the Portfolio will generate a higher yield and have a lower aggregate price/earnings ratio than those of similar funds over the long term, although there can be no assurance that the Portfolio will do so.

Fixed income securities in which the Portfolio may invest include corporate debt obligations, debt obligations of the U.S. or municipal government and agencies, debt obligations of foreign governments or corporations including those in emerging markets, bank obligations, commercial paper, repurchase agreements, Eurodollar obligations, and high-yield obligations. Issues of any maturity may be considered for investment. In selecting fixed income securities for the Portfolio, the Advisor seeks securities with attractive rates of current income with consideration to the credit quality of the issuer and the maturity, duration, and other characteristics of the obligation. The Portfolio may invest in both investment grade and non-investment grade securities, and investments may include both rated and unrated securities. Investment-grade obligations generally are considered to be those rated BBB or better by S&P Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB or Baa, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. No more than 15% of the Portfolio’s assets at cost may be invested in debt securities, convertible securities, or preferred stocks deemed below investment grade.

Although not a principal investment strategy, the Portfolio may at times sell securities short or use derivative instruments and related investment techniques to hedge exposure, for investment gain, or for other purposes considered appropriate by the Advisor to meet the Portfolio’s investment goal. Under appropriate circumstances, the Portfolio also may invest in other securities deemed to be income-generating, both publicly traded and non-public, including unit investment trusts, master limited partnerships, real estate partnerships, and participation interests. Investment in illiquid securities is limited to 15% of assets.

Once purchased, companies are monitored for changes in their fundamentals and in industry conditions. The Portfolio will continue to own a security as long as the dividend or interest yields satisfy the Portfolio’s objectives, the credit quality meets the Advisor’s fundamental criteria, valuation is attractive, and industry trends remain favorable.

Under normal conditions, the Portfolio seeks to be fully invested in accordance with its investment strategy. However, the Portfolio may temporarily depart from its principal investment strategies by making short-term investments in cash equivalents in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

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Rochdale Intermediate Fixed Income Portfolio

Investment Goal
The Rochdale Intermediate Fixed Income Portfolio seeks current income and, to the extent consistent with this goal, capital appreciation.

Investment Philosophy
Through investment under normal conditions, of at least 80% of its net assets (plus any borrowing for investment purposes) in corporate debt obligations, debt obligations of the U.S. Government and its agencies, bank obligations, commercial paper, repurchase agreements and Eurodollar obligations, the Advisor seeks to earn current income and capital appreciation commensurate with that available from obligations with a duration of ten years or less.

One of the potential benefits of the intermediate term structure for the Portfolio will be to pursue the generally higher rates of current income as compared to that available from shorter maturity debt obligations. Also, during periods of falling interest rates, the Advisor believes that the Portfolio should perform well because of its investment-grade quality and the intermediate term maturity and duration of the debt obligations.

Principal Investment Strategies
The Portfolio will purchase obligations of issuers that provide an attractive rate of current income or provide for capital appreciation based on the maturity, duration, and credit quality of the issuer relative to comparable issuers. Under normal circumstances, the Portfolio will primarily hold corporate obligations, which are expected to earn a higher rate of income than those of the comparable obligations of the U.S. Government or its agencies.

Ordinarily, the Portfolio will invest at least 65% of its assets in investment grade fixed-income obligations. Investment-grade obligations generally are considered to be those rated BBB or better by S&P Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of equal quality. Securities rated BBB or Baa, the lowest tier of investment grade, are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics.

Generally, the Portfolio will purchase securities with maturities between three years and ten years. However, depending on the circumstances the Portfolio may invest in obligations with a shorter or longer duration.

The Advisor may invest more than 5% of its assets in the obligations of the U.S. Government or its agencies or those of a corporate issuer, provided that the issuer has at least an investment grade of A or better.

Please note that the Portfolio may not make any change in its investment policy of investing at least 80% of its net assets in fixed income securities without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

The Advisor ordinarily will seek to have an average portfolio maturity and duration between 3 to 10 years. The Advisor will purchase debt instruments with the intention of holding them to maturity and does not expect to meaningfully shift the holdings in the Portfolio in anticipation of interest rate movements.

Under normal market conditions, portfolio turnover is not expected to exceed 50%. This should result in the realization and distribution to shareholders of lower capital gains. The Advisor takes into account the tax impact to shareholders when making buy and sell decisions.

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Rochdale Darwin Portfolio

Investment Goal
The Rochdale Darwin Portfolio seeks to provide long-term capital appreciation.

Investment Philosophy
Through investment in select companies within the health care sector, the Portfolio seeks to realize attractive long-term performance relative to the broad market.

Charles Darwin, the acclaimed pioneer naturalist, observed during a trip to the Galapagos Islands in 1831 that the species that showed the best “fit” to their environment and could adapt to changes in their environment were the ones that survived over time. The Advisor believes that the best health care investments will be companies that are able to survive and thrive due to their ability to, not only offer the highest quality health care products and services, but also adapt to both changes in the world’s health care needs and changes in technology.

Similar to Darwin, the Advisor closely observes companies within the health care industry that adapt to demographic trends that the Advisor believes can be exploited for shareholder gain. Trends that the Advisor believes are central to the future of health care investing include: the aging of baby boomers, increasingly poor fitness as indicated by sky-rocketing obesity, and developments in cosmetic surgery. The Advisor believes that these areas provide fertile ground for new products and services that are emerging due to the rapid advances in medical science.

Principal Investment Strategies
The Advisor uses a fundamental bottom-up analysis to find high-quality health care companies with promising investment potential. The Advisor looks for the following investment characteristics: companies with established or new and innovative products or services, in growing and/or large markets, and supported by solid demographic trends. The Advisor’s investment strategy favors companies that discover and/or employ advances in medical technology that are critical to creating a sustainable competitive advantage in the marketplace. On the contrary, the Advisor will use this same analysis to determine companies that the Portfolio will sell short.

The Portfolio is non-diversified and invests primarily in securities of companies that are in the health care sector. Health care industries considered for investment include: health care services, pharmaceuticals, medical equipment/devices, biotechnology, weight loss, fitness, and health foods. The Advisor plans to invest in companies that receive a substantial portion of their sales from health care related products or services. While the Portfolio will invest in companies of any size, many of the investments will be in small and medium-size companies (market capitalization of $10 billion or less). The Portfolio primarily follows a growth strategy, but it also gives a large consideration to valuation. Therefore, it also includes stocks that are considered value investments as long as the risk-adjusted return profile is competitive. Most of the investments will be long U.S. common stocks, but the Portfolio may also sell securities short, in keeping with the Portfolio’s objectives. The Portfolio may sell securities short up to 33 1/3% of the value of its net assets. The Portfolio’s custodian will segregate liquid assets to cover the short position. The Statement of Additional Information has more information on the segregation of securities.

Under normal conditions, the Portfolio will stay fully invested in accordance with its investment strategy. However, the Portfolio may depart temporarily from its principal investment strategy by making short-term investments in cash equivalents up to 100% of the Portfolio in response to adverse market, economic, or political conditions. This may result in the Portfolio not achieving its investment goal.

The Advisor continuously monitors the fundamentals and business performance of each company and will replace a company whose fundamentals change materially with a more attractive company. Under normal market conditions, portfolio turnover is not expected to exceed 200%. A high portfolio turnover rate (100% or more) has the potential to result in the realization of higher short-term capital gains than would otherwise be the case. All such gains must be distributed to shareholders and are taxable at ordinary income rates, which may increase a shareholder’s tax liability, absent offsetting capital losses. A high portfolio turnover rate also leads to higher transaction costs, which may negatively affect a fund’s performance. Active trading, however, can also be defensive and actually add to a fund’s performance if, for example, a fully valued investment is sold before a price decline or in favor of an investment with better appreciation potential.

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PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS

The principal risks of investing in the Portfolios that may adversely affect a Portfolio’s net asset value or total return are discussed above in “An Overview of Each Portfolio.” These risks are discussed in more detail below.

Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy, or the market as a whole.

Small and Medium-Size Company Risk. Although each of the Portfolios may invest in the securities of small and medium-size companies, Rochdale Mid/Small Growth and Rochdale Mid/Small Value Portfolios, Rochdale Dividend & Income Portfolio, and Rochdale Darwin Portfolio will concentrate their investments in these types of securities. Investing in securities of small- and mid-capitalization companies involves greater risk than investing in larger companies, because smaller companies can be subject to more abrupt or erratic share price changes than can larger companies. Smaller companies typically have more limited product lines, markets, or financial resources than larger companies, and their management may be dependent on a limited number of key individuals. Small companies may have limited market liquidity, and their prices may be more volatile. These risks are greater when investing in the securities of newer small companies. As a result, small company stocks, and therefore a Portfolio, may fluctuate significantly more in value than will larger company stocks and mutual funds that focus on them.

Foreign Securities Risk. Although each of the Portfolios may invest in foreign securities, the Rochdale Atlas Portfolio will focus its investments in the securities of foreign companies. The risk of investing in the securities of foreign companies is greater than the risk of investing in domestic companies. Some of these risks include: (1) unfavorable changes in currency exchange rates, (2) economic and political instability, (3) less publicly available information, (4) less strict auditing and financial reporting requirements, (5) less governmental supervision and regulation of securities markets, (6) higher transaction costs, and (7) greater possibility of not being able to sell securities on a timely basis. Purchasing securities in developing or emerging markets entails additional risks to investing in other foreign countries. These include less social, political, and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment. The Advisor seeks to minimize these risks by investing only in markets that meet the Advisor’s criteria for political and economical stability, strength of financial systems and credit quality.

Concentration and Health Care Sector Risk. Although each of the Portfolios may invest in the health care sector, the Darwin Portfolio will concentrate its investments in the health care sector. The value of the Portfolio’s shares may be more volatile than funds that do not similarly concentrate their investments. Because companies in the health care industry are subject to substantial government regulation, any changes in these regulations could adversely affect companies in this sector. For example, changes in Medicare and Medicaid reimbursement, the implementation of a universal coverage system, price controls, and drug reimportation could all reduce health care companies’ profit potential. The comparative rapidity of product development and technological advancement in many areas of this sector may be reflected in greater volatility of the stocks of companies operating in this sector.

Non-Diversification. The Darwin Portfolio is non-diversified which means that the Portfolio may invest a greater percentage of its assets in a particular issuer and hold a limited number of securities compared to a diversified mutual fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Short Sales Risk. Short sales occur when a Portfolio borrows a security from a broker and sells it with the understanding that it must later be bought back and returned to the broker. The Darwin Portfolio will incur a loss as a result of a short sale if the price of the security (sold short) increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. When a short sale security is illiquid, a replacement for the borrowed security can be difficult to find and may have an elevated price. The Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Portfolio may be required to pay in connection with a short sale.

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Leverage Risk. To the extent that the Darwin Portfolio borrows money to leverage, the risk is that the cost of borrowing money to leverage exceeds the returns for the securities purchased or that the securities purchased may actually go down in value. In this case, the Portfolio’s net asset value could decrease more quickly than if it had not borrowed.

Investments in Other Investment Companies. The Portfolios are permitted to invest in shares of other investment companies, including open-end investment companies or “mutual funds” and closed-end investment companies. The Portfolios will bear a pro-rata portion of the operating expenses of any such company.

Among the kinds of investment companies in which each Portfolio may invest are exchange-traded funds, such as the iShares Trust and iShares, Inc. (“iShares”). Such exchange-traded funds or “ETFs” are designed to replicate the performance of a stock market index or a group of indices in a particular country or region and may provide an efficient means of achieving the Portfolio’s holdings in the designated geographic sector. As noted above, the Portfolio will bear a pro-rata share of the operating expenses of ETFs, including their advisory fees. Additionally, and as is the case in acquiring most securities in which the Portfolios may invest, a Portfolio will incur brokerage commissions and related charges in connection with the purchase or sale of shares issued by an ETF.

Investments in ETFs are subject to Market Risk and Liquidity Risk (both described elsewhere in the Prospectus) as well as Tracking Risk, which is the risk that an exchange-traded fund will not be able to replicate the performance of the index it tracks exactly. The total return generated by the underlying securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other exchange-traded fund expenses, while such expenses are not included in the calculation of the total return of the indices. Additionally, certain securities comprising the indices tracked by the exchange-traded funds may, from time-to-time, be temporarily unavailable.

Investments in investment companies, including ETFs, are normally limited by applicable provisions of the Investment Company Act to 5% of the Portfolio’s total assets (which may represent no more than 3% of the securities of such other investment company). Additionally, each Portfolio’s aggregate investment in all investment companies is normally limited to 10% of total assets. The Portfolios may, however, invest in shares of ETFs that are issued by iShares in excess of these statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

Interest and Credit Risk. The Rochdale Dividend & Income Portfolio may invest, and the Intermediate Fixed Income Portfolio will focus its investments, in fixed income securities. A fundamental risk to the income component of the Portfolio’s investments is that the value of fixed income securities will fall if interest rates rise. Under these circumstances, the Portfolio’s net asset value (“NAV”) may also decrease. Also, fixed income securities with longer maturities generally entail greater risk than those with shorter maturities. In addition to interest rate risk, changes in the creditworthiness of an issuer of fixed income securities and the market’s perception of that issuer’s ability to repay principal and interest when due can also affect the value of fixed income securities held by the Portfolio. The value of securities that are considered below investment grade, sometimes known as junk bonds, may be more volatile than the value of fixed income securities that carry ratings higher than “BB.” For example, the market price of junk bonds may be more susceptible to real or perceived economic, interest rate or market changes, political changes or adverse developments specific to the issuer. It is not expected that the Intermediate Fixed Income Portfolio will hold more than 35% of its assets in fixed-income securities rated below investment grade.

Derivatives Risk. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices they are designed to hedge or to closely track.

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Specific risks associated with the use of derivatives include:

Credit and Counterparty Risk. If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payments when due, or otherwise fulfill its obligations, a Portfolio could lose money on its investment. A Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or use of repurchase agreements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Portfolio may be prevented from selling particular securities at the price at which a Portfolio values them.

Management Risk. The Advisor may fail to use derivatives effectively. For example, the Advisor may choose to hedge or not to hedge at inopportune times. This could adversely affect the Portfolios’ performance.

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolios’ policies and procedures with respect to the disclosure of the Portfolios’ securities is available in the Portfolios’ Statement of Additional Information (“SAI”), and in the quarterly holdings report on Form N-Q. The SAI and Form N-Q are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The SAI also is available by contacting the Portfolios c/o U.S. Bancorp Fund Services, LLC, at 1-866-209-1967.

INVESTMENT ADVISOR

Rochdale Investment Management is the investment advisor to the Portfolios. The Advisor is located at 570 Lexington Avenue, New York, New York, 10022-6837. As of December 31, 2006, the Advisor managed assets of approximately $2 billion for individual and institutional investors. The Advisor provides day-to-day portfolio management services to each of the portfolios including advice on buying and selling securities. For such services, the Advisor is entitled to receive a monthly management fee based upon the average daily net assets of each of the Portfolios at the following annual rates:

Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios	0.50%
Atlas Portfolio	1.00%
Dividend & Income Portfolio	0.65%
Intermediate Fixed Income Portfolio	0.40%
Darwin Portfolio	0.95%

As a result of the Operating Expenses Limitation Agreement the Advisor has with the Portfolios, the Advisor was effectively paid as follows for the fiscal year ended December 31, 2006:

Large Growth Portfolio	0.53%*
Large Value Portfolio	0.50%
Mid/Small Growth Portfolio	0.50%
Mid/Small Value Portfolio	0.50%
Atlas Portfolio	1.00%
Dividend & Income Portfolio	0.69%*
Intermediate Fixed Income Portfolio	0.19%
Darwin Portfolio	0.13%

* This figure includes recoupments of fee waivers and/or expense reimbursements made by the Advisor to the Portfolio in prior years.

The Operating Expenses Limitation Agreement continues from year to year, subject to annual approval by both the Advisor and the Trust’s Board of Trustees (“Board of Trustees”). It may be terminated upon 60 days written notice by the Board of Trustees, but once renewed with respect to an annual period, may not be terminated by the Advisor without the Board of Trustees’ consent.

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The Advisor also furnishes the portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per portfolio basis a fee based upon the average daily net assets of these portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

Portfolio Managers
Mr. Carl Acebes and Mr. Garrett R. D’Alessandro are responsible for the day-to-day management of each of the Portfolios. Mr. Acebes has been the Advisor’s Chairman and Chief Investment Officer since its founding in 1986. Mr. D’Alessandro is the Advisor’s President, Chief Executive Officer, and Director of Research, and he holds the Chartered Financial Analyst designation. Mr. D’Alessandro joined the Advisor in 1986.

Along with Mr. Acebes and Mr. D’Alessandro, Mr. David J. Abella is responsible for the day-to-day management of the Dividend & Income Portfolio. Mr. Abella is a Senior Equity Analyst with the Advisor and he holds the Chartered Financial Analyst designation. Mr. Abella joined the Advisor in 1996.

Along with Mr. Acebes and Mr. D’Alessandro, Ms. Audrey H. Kaplan is responsible for the day-to-day management of the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Atlas Portfolios. Ms. Kaplan has served as Senior Vice President - Quantitative Research since joining the Advisor in 2004. Her previous experience includes Quantitative Analyst Consultant - Hedge Fund Expansion Strategy with BlueCrest Capital Management from December 2002 to December 2003, Vice President - European Quantitative Strategist with Merrill Lynch International from August 2000 to December 2002, and Project Manager - Global Emerging Markets Research with Robert Fleming & Co., Ltd from February 1998 to December 1999.

Along with Mr. Acebes, Mr. D'Alessandro and Ms. Audrey H. Kaplan, Mr. Geoffrey C. Pazzanese is responsible for the day-to-day management of the Atlas Portfolio. Mr. Pazzanese has served as Senior Quantitative Analyst and Quantitative Analyst since joining the Advisor in 2001. His previous experience includes Quantitative Research Associate with Merrill Lynch in New York from April 2000 to January 2001, and Area Sales Manager for AXIS SpA from April 1992 to July of 1998.

Along with Mr. Acebes and Mr. D’Alessandro, Ms. J.C. Davies is responsible for the day-to-day management of the Darwin Portfolio. Ms. Davies is an Equity Analyst-Health Care with the Advisor and holds the Chartered Financial Analyst designation and has been associated with the Advisor since 2002. Previously, Ms. Davies was a sell-side analyst for two years with ING Baring and Goldman Sachs, where she focused on the medical technology sector. She also spent three years as a health care finance consultant with Ernst & Young and Deloitte & Touche, where she worked on managed care contracting, feasibility studies for bond offerings, and forecast financials for hospital mergers.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Portfolios.

Portfolio Expenses
Each Portfolio is responsible for its own operating expenses. The Advisor has contractually agreed to reduce its fees and/or pay expenses of the Portfolios to ensure that each Portfolio’s aggregate total annual fund operating expenses (excluding interest and tax expenses) will not exceed 1.25%, 1.25%, 1.35%, 1.35%, 1.95%, 1.35%, 0.90% and 1.45% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Atlas, Dividend & Income, Intermediate Fixed Income, and Darwin Portfolios, respectively. Any reduction in advisory fees or payment of expenses made by the Advisor is subject to reimbursement by the Portfolio if requested by the Advisor in subsequent fiscal years. The Advisor may request this reimbursement if the aggregate amount actually paid by a Portfolio toward operating expenses for such fiscal year (taking into account the reimbursements) does not exceed the applicable limitation on portfolio expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. The Trustees will review any such reimbursement. Each Portfolio must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

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SHAREHOLDER INFORMATION

How to Buy Shares
The minimum initial purchase of each Portfolio for a regular account is $1,000 and for a retirement account is $500. You may add to your investment at any time with investments of at least $100. Your financial intermediary, including Rochdale Investment Management, may impose total account minimums in excess of the individual Portfolio minimum. The minimum investment requirements may be waived from time to time at the Advisor’s discretion.

Type of Account	Minimum Initial Investment	Minimum Additional Investment	Minimum Account Balance
Regular	$1,000	$100*	$250
Retirement Account	$500	$100	$250

* This includes purchases by telephone.

Shares of the Portfolios can be purchased through the Transfer Agency or through certain financial intermediaries. Contact your financial representative for instructions on how you may purchase shares of the Portfolios. All purchases by check must be in U.S. dollars drawn on a domestic financial institution. The Portfolios’ transfer agent (the “Transfer Agent”) will not accept payment in cash or money orders. The Portfolios also do not accept cashier’s checks in amounts less than $10,000. Also, to prevent check fraud, the Transfer Agent will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. Post dated checks, post dated on-line bill pay checks, or any conditional order or payment will not be accepted. If your check is returned for any reason, a $25 fee will be assessed against your account. You also will be responsible for any losses suffered by the Portfolios as a result.

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application in accordance with the Trust’s Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-866-209-1967 if you need additional assistance when completing your application.

Additionally, shares of the Portfolios have not been registered for sale outside of the United States.

If we do not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such reasonable belief is established. The Portfolios reserve the right to close the account within five business days if clarifying information/documentation is not received.

Public Offering Price. Shares of each of the Portfolios of the Trust are offered at their NAV plus the applicable sales charge. The sales charge varies depending on how much you invest; charges are set forth in the table below. There are no sales charges on reinvested distributions.

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Investment	Dealer Reallowance(1)
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	5.00%	5.26%	4.25%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.25%	3.36%	2.50%
$500,000 but less than $1,000,000	2.25%	2.30%	1.50%
$1 million or more(2)	0.00%	0.00%	1.00%

(1)
Dealers who have entered into selected dealer agreements with the Distributor receive a percentage of the initial sales charge on sales of shares of the Portfolios. The Distributor retains the balance of the sales charge paid by investors. The dealer’s reallowance may be changed from time to time, and the Distributor may from time to time offer incentive compensation to dealers who sell shares of the Portoflios.

(2)
The sales load on purchases of one million dollars or more, or on purchases in accounts with an aggregate value of one million or more, will be waived and the dealer reallowance on these purchases will be paid by the Distributor. A redemption of shares purchased on a load waived basis will be subject to a contingent deferred sales charge (CDSC) of 1.00% if the redemption occurs twelve months or less following their purchase. The fee is payable to the Distributor and is intended to restore the charge the Distributor paid to the broker or dealer.

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Rights of Combination. As shown in the table above, purchases of shares of the Portfolios by a “single investor” may be eligible for sales charge reductions. A “single investor” is defined as a single individual or entity; members of a family unit comprising husband, wife, and minor children; or a trustee or their fiduciary purchasing for a single fiduciary account. Certain employee benefit and retirement benefit plans may also be considered as “single investors” if certain uniform criteria are met. If you purchase shares of more than one Portfolio, the appropriate sales charge is calculated on the combined value of your purchase. Please refer to the Statement of Additional Information.

Rights of Accumulation. You may qualify for a “volume discount” on purchases of shares of the Portfolios if the total amount being invested in shares of the Portfolios, in the aggregate, reaches levels indicated in the sales charge schedule above. Under this “Right of Accumulation,” you may combine your new purchases of shares with shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current net asset value of the all other shares you own. For example, if you already own shares in the Trust’s Atlas Portfolio, with a combined aggregate net asset value of $450,000, the sales charge on an additional purchase of $60,000 shares of the Intermediate Fixed Income Portfolio would be 2.25% on that purchase, because you had accumulated more than $500,000 total in the Trust as a whole.

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Rochdale Investment Trust. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

If you establish an LOI with Rochdale Investment Trust you can aggregate your accounts as well as the accounts of your immediate family members. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI.

Exempt Share Purchases. Investors (i) who were shareholders of any of the Portfolios as of June 26, 2003, and are adding to their investment in the Trust; (ii) who purchase shares of any Portfolio on the advice of an investment consultant to whom the investor has paid a fee relating to such advice; (iii) who acquire shares of any Portfolio through an investment account with the Advisor or a brokerage account with an affiliate of the Advisor; or (iv) who acquired their shares in a 401(k) or other retirement program administered by a third party and which invest in the Portfolios through an omnibus account will not be subject to a sales charge. Purchases of shares of any of the Portfolios by investors who are officers, directors, trustees or employees of the Advisor or the Trust, any of the Advisor’s affiliates, any selected dealer, or any member of the immediate family of the foregoing (including shares purchased as part of any such individual’s contribution to a qualified retirement plan including 401(k) plans) are not subject to any sales charge. Similarly exempt are shares acquired via exchange from other mutual funds (whether or not managed by the Advisor) as a result of a merger or reorganization or by an employee trust, pension, profit sharing, or other employee benefit plan. To make a sales charge exempt purchase, you must notify the Fund or your financial intermediary in writing at the time of the purchase order that an exemption will apply to your purchase. You should keep the records necessary to demonstrate the reinstatement privilege applies to your purchase. Additional information regarding sales charges exemptions is included in the SAI.

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Retirement Plans
The Portfolios generally are available in Individual Retirement Account (“IRA”) and Roth IRA plans offered by your financial representative. You may obtain information about opening an IRA account by contacting your financial representative. If you wish to open another type of retirement plan, please contact your financial representative.

Automatic Investment Plan
Once you open your account, you may make subsequent investments (minimum of $25) into the Portfolios through an Automatic Investment Plan (“AIP”). You can have money automatically transferred from your checking or savings account on a weekly, bi-weekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an Automated Clearing House (“ACH”) member. The Transfer Agent is unable to debit mutual fund or pass through accounts. The Trust may modify or terminate the AIP at any time without notice. The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request. You may modify or terminate your participation in the AIP by contacting the Transfer Agent five days prior to the effective date. If your bank rejects your payment for any reason, the Transfer Agent will charge a $25 fee to your account. Please contact the Transfer Agent at 1-866-209-1967 for more information about the Portfolios’ AIP.

Telephone Purchases
Investors may purchase additional shares of the Portfolios by calling 1-866-209-1967. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Each telephone purchase must be a minimum of $100.

How to Exchange Shares
You may exchange your Portfolio shares (minimum of $100) for shares of any other Portfolio offered by this Prospectus on any day the Portfolios and the New York Stock Exchange (“NYSE”) are open for business. Requests to exchange shares are processed at the NAV next calculated after receipt of your request in proper form and without the application of any sales charge. The Portfolios generally choose not to charge the 2.00% redemption fee for exchanges among the Portfolios, however, your financial institution may not have a mechanism for waiving this fee. Please check with your financial advisor to determine if you will be able to exchange your shares without the 2.00% redemption fee. An exchange is treated as a sale of shares and may result in a gain or loss for income tax purposes. You may exchange your shares by contacting your financial representative. Additionally, you may exchange your shares either by mail or by contacting the Transfer Agent at 1-866-209-1967 from 9:00 am to 8:00 pm Eastern time.

How to Sell Shares
You may sell (redeem) your Portfolio shares on any day the Portfolios and the NYSE are open for business through your financial representative. The Portfolios are intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Portfolios’ investment program and create additional transaction costs that are borne by all shareholders. Accordingly, you may pay a 2.00% redemption fee if you are redeeming shares that you purchased in the past 45 days. This fee is paid to the Portfolios. The Portfolios impose a redemption fee in order to reduce the transaction costs and tax effects of a short-term investment in the Portfolios. The redemption fee may not be charged in certain situations, including exchanges among the Portfolios, transactions within a qualified plan, or conversion to a Rochdale separately managed account.

The Portfolios will not impose a redemption fee on reinvested distributions and to omnibus accounts due to the inequities that this would impose on individual shareholders. In addition, the Portfolios will not impose a redemption fee on accounts subject to any waiver. Instead, the Portfolios expect the broker, retirement plan, or financial intermediary to impose such fees. The Advisor will use its best efforts to ensure omnibus accounts are assessing any applicable redemption fee.

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Each Portfolio may redeem the shares in your account if the value of your account is less than $250 as a result of redemptions or exchanges you have made. This does not apply to retirement plan or Uniform Gifts or Transfers to Minors Act accounts. You will be notified in writing that the value of your account is less than $250 before the Portfolio makes an involuntary redemption. You will then have 30 days in which to make an additional investment to bring the value of your account to at least $250 before the Portfolio takes any action. The Portfolios have the right to pay redemption proceeds in whole or in part by a distribution of securities from its Portfolio. It is not expected that the Portfolios would do so except in unusual circumstances.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee of each owner is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 15 days;
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Telephone Redemption and Exchange
Proceeds redeemed by telephone will be sent only to an investor’s address or bank of record as shown on the records of the Transfer Agent. You may have your redemption proceeds sent by check to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account. Sale proceeds may be wired to your commercial bank in the United States; however a $15 fee will be applied. The receiving bank may charge a fee for this service. There is no charge for proceeds sent via ACH and credit to your bank account will typically will be available in 2 -3 business days.

In order to arrange for telephone redemptions after an account has been opened or to change a bank account or an address designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. The request must be signed by each shareholder of the account and may require the signatures guaranteed. Please contact the Transfer Agent before sending your instructions.

Systematic Withdrawal Plan
If you own shares of a Portfolio with a value of $1,000 or more, you may establish a Systematic Withdrawal Plan. You may receive monthly or quarterly payment in amounts of not less than $25 per payment. To participate in the Systematic Withdrawal Plan, complete the appropriate section of the New Account Application, or call 1-866-209-1967. You may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payees’ address, by notifying U.S. Bancorp Fund Services, LLC, five days prior to the effective date. Note that this plan may deplete your investment and affect your income or yield. You should not make systematic withdrawals if you plan to continue investing in a Portfolio due to sales charges and tax liabilities.

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Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Household Delivery of Shareholder Documents
Only one prospectus, annual and semi-annual Report will be sent to shareholders with the same last name and residential street address or P.O. Box on their Rochdale accounts, unless you request multiple copies. If you would like to receive separate copies, please call 1-866-209-1967. Your additional copies will be sent free of charge within thirty (30) days. If your shares are held through a financial institution, please contact them directly.

Frequent Trading or Market Timing

The Trust has imposed a 2% redemption fee with respect to redemption orders for shares of any Portfolio purchased within the previous 45 days. This policy is designed to deter short-term trading that can, as noted above under the heading “How to Sell Shares,” disrupt a Portfolio’s investment program and create additional transaction costs that are borne by all shareholders. Additionally, the Trust has adopted policies and procedures that, together with procedures followed by the Transfer Agent and principal underwriter, as designed to monitor and detect abusive short term trading practices.

The Trust seeks to work with financial intermediaries to discourage abusive short term trading practices and, where practicable, to impose restrictions on such trading. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients.

PRICING OF PORTFOLIO SHARES

The price of each Portfolio’s shares is based on the Portfolio’s NAV and is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day (“Business Day”) that the NYSE is open. Each Portfolio’s NAV per share is determined by calculating the total value of the Portfolio’s assets, subtracting its liabilities and dividing by the number of shares outstanding.

NAV per share =	total assets - liabilities
number of shares outstanding

The NAV for each of the Portfolios is determined in accordance with procedures (“Pricing Procedures”) established by the Board of Trustees. Under the Pricing Procedures, securities for which market quotations are readily available are priced at their market value. Under the Pricing Procedures, the market value of each Portfolio’s investments is generally based on readily available market quotations for each security held.

Market values are generally determined as follows: readily marketable fund securities listed on a national securities exchange or National Association of Securities Dealers Automated Quotation (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent trade price. Fixed income securities traded on a recognized national securities exchange or on the NASDAQ are valued each Business Day at the last reported sale price that day; if there are no sales on a given day, the security will be valued at the closing bid price. Fixed income securities that are readily marketable and are traded only in OTC markets but not on NASDAQ are valued at the closing or current bid price.

When reliable market quotations are not readily available for any security, applicable law requires that the “fair value" of that security will be determined in good faith by the Board of Trustees. The Pricing Procedures include specific methodologies pursuant to which “fair value” is to be determined in such circumstances. Responsibility for implementing these board-approved methodologies on a day-to-day basis is vested in a committee (“Pricing Committee”) which reports directly to the Board of Trustees. Members of the Pricing Committee are appointed by the Board of Trustees and include the Trust’s Chief Compliance Officer. Fair value pricing may be employed, for example, if the value of a security held by a Portfolio has been materially affected by an event that occurs after the close of the market in which the security is traded, in the event of a trading halt in a security for which market quotations are normally available or with respect to securities that are deemed illiquid. When this fair value pricing method is employed, the prices of securities used in the daily computation of a Portfolio’s NAV per share may differ from quoted or published prices for the same securities. Additionally, security valuations determined in accordance with the fair value pricing method may not fluctuate on a daily basis, as would likely occur in the case of securities for which market quotations are readily available. Consequently, changes in the fair valuation of Portfolio securities may be less frequent and of greater magnitude than changes in the price of Portfolio securities valued based on market quotations. The fair valuation methodologies adopted by the Board are designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. The Board will regularly evaluate whether their pricing methodologies continue to be appropriate in light of the specific circumstances of the Trust and the quality of prices obtained through their application by the Pricing Committee.

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DIVIDENDS AND DISTRIBUTIONS

All Portfolios, except for the Dividend & Income Portfolio and the Intermediate Fixed Income Portfolio, will distribute dividends and capital gains, if any, annually, usually on or about December 20. The Dividend & Income Portfolio and Intermediate Fixed Income Portfolio will distribute dividends quarterly and capital gains, if any, annually.

If you elect to receive dividends and/or distributions in cash, you will receive your dividend and/or distribution in the form of a check. If the U.S. Postal Service returns the check as undeliverable, or if a check remains outstanding for six months, the Trust reserves the right to reinvest the distribution check in your account, at the Portfolios’ current NAV, and to reinvest all subsequent distributions.

TAX CONSEQUENCES

As with any investment, your investment in a Portfolio could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on distributions. Distributions you receive from each Portfolio are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each Portfolio’s distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each Portfolio’s distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). As a result of federal tax legislation, qualifying distributions occurring after December 31, 2002, paid out of the Portfolios’ investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. If the qualifying dividend income received by the Portfolio is equal to 95% (or a greater percentage) of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Portfolio will be qualifying dividend income. The Portfolio will advise you of the tax status of distributions shortly after the close of each calendar year.

If you buy shares when a Portfolio has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a Portfolio will normally be taxable to you when you receive them, regardless of your distribution option.

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Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in a Portfolio generally is the difference between the cost of your shares and the price you receive when you sell them.

If you sell or exchange your Portfolio shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

DISTRIBUTION AGREEMENTS

The Portfolios have adopted a plan of distribution (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, each of the Portfolios may pay fees of up to 0.25% of each Portfolio’s average daily net assets in connection with the sale and distribution of their shares and/or for services provided to their shareholders. Because these fees are paid out of a Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Fees paid pursuant to the Plan are taken into account when computing the amounts that the Advisor is obligated to reimburse the respective Portfolios pursuant to the Operating Expenses Limitation Agreement currently in effect for each of the Portfolios.

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FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand the Portfolios’ performance for the periods shown. Certain information reflects financial results for a single Portfolio share. “Total return” shows how much your investment in a Portfolio would have increased or decreased during that period, assuming you had reinvested all dividends and distributions. This information has been audited by Tait, Weller & Baker LLP, Independent Registered Public Accounting Firm. Their report and the Portfolios’ financial statements are included in the Portfolios’ 2006 Annual Report, which is available upon request.

	Large Growth Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$17.76	$17.40	$16.46	$13.38	$17.91

Income from investment operations:
Net investment income (loss)	(0.01)(1)	0.03	0.09	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	1.71	0.36	0.92	3.08	(4.53)
Total from investment operations	1.70	0.39	1.01	3.10	(4.54)

Less distributions:
From net investment income	(0.00)	(0.03)	(0.08)	(0.02)	-
Return of capital	-	-	-	(0.01)	-
Total distributions	(0.00)	(0.03)	(0.08)	(0.03)	-
Paid in capital from redemption fees	-(2)	-(2)	0.01	0.01	0.01
Net asset value, end of period	$19.46	$17.76	$17.40	$16.46	$13.38

Total Return	9.59%	2.24%	6.22%	23.21%	(25.29)%

Ratios/supplemental data:
Net assets, end of period (millions)	$44.1	$23.7	$20.6	$19.0	$13.2

Portfolio turnover rate	87.06%	11.97%	36.04%	38.72%	32.18%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.22%	1.26%	1.30%	1.28%	1.23%
After fees waived and expenses absorbed/recouped	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.03)%	0.17%	0.50%	0.09%	(0.04)%
After fees waived and expenses absorbed/recouped	(0.06)%	0.18%	0.55%	0.12%	(0.06)%

___________________________
(1) Net Investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2) Less than $0.01 per share.

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	Large Value Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$26.55	$24.57	$21.78	$17.27	$22.56

Income from investment operations:
Net investment income	0.34	0.21	0.16	0.15	0.12
Net realized and unrealized gain (loss) on investments	4.68	2.00	2.73	4.51	(5.33)
Total from investment operations	5.02	2.21	2.89	4.66	(5.21)

Less distributions:
From net investment income	(0.38)	(0.23)	(0.11)	(0.15)	(0.10)
From net realized gains	(2.17)	-	-	-	-
Return of capital	-	-	-	(0.02)	-
Total distributions	(2.55)	(0.23)	(0.11)	(0.17)	(0.10)
Paid in capital from redemption fees	- (1)	- (1)	0.01	0.02	0.02
Net asset value, end of period	$29.02	$26.55	$24.57	$21.78	$17.27

Total Return	18.92%	9.01%	13.32%	27.10%	(22.97)%

Ratios/supplemental data:
Net assets, end of period (millions)	$55.0	$29.5	$25.0	$22.5	$14.7

Portfolio turnover rate	66.89%	24.48%	86.66%	62.52%	35.75%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.18%	1.18%	1.25%	1.22%	1.22%
After fees waived and expenses absorbed/recouped	1.18%	1.18%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	1.42%	0.91%	0.69%	0.88%	0.77%
After fees waived and expenses absorbed/recouped	1.42%	0.91%	0.69%	0.85%	0.74%

___________________________
(1) Less than $0.01 per share.

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	Mid/Small Growth Portfolio
	Year		Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended
	12/31/06		12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$37.05		$33.89	$29.16	$21.76	$27.41

Income from investment operations:
Net investment loss	(0.18	)(1)	(0.14)	(0.20)	(0.18)	(0.18)
Net realized and unrealized gain (loss) on investments	1.26		3.30	4.92	7.56	(5.49)
Total from investment operations	1.08		3.16	4.72	7.38	(5.67)

Less distributions:
From net realized gain	(3.02)		—	—	—	—
Paid in capital from redemption fees	-(2)		-(2)	0.01	0.02	0.02
Net asset value, end of period	$35.11		$37.05	$33.89	$29.16	$21.76

Total Return	2.80%		9.32%	16.22%	34.01%	(20.61)%

Ratios/supplemental data:
Net assets, end of period (millions)	$46.8		$33.0	$24.9	$20.5	$13.2

Portfolio turnover rate	85.04%		9.67%	61.53%	51.19%	38.26%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.20%		1.19%	1.29%	1.27%	1.27%
After fees waived and expenses absorbed/recouped	1.20%		1.19%	1.35%	1.35%	1.35%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.48)%		(0.44)%	(0.62)%	(0.67)%	(0.79)%
After fees waived and expenses absorbed/recouped	(0.48)%		(0.44)%	(0.68)%	(0.75)%	(0.87)%

___________________________
(1) Net Investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(2) Less than $0.01 per share

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	Mid/Small Value Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$45.50	$43.29	$36.70	$26.79	$31.36

Income from investment operations:
Net investment income (loss)	0.17	0.08	(0.02)	0.04	0.01
Net realized and unrealized gain (loss) on investments	5.86	4.98	7.74	9.86	(4.47)
Total from investment operations	6.03	5.06	7.72	9.90	(4.46)

Less distributions:
From net investment income	(0.20)	(0.08)	(0.04)	(0.01)	—
From net realized gains	(1.28)	(2.78)	(1.10)	—	(0.14)
Total distributions	(1.48)	(2.86)	(1.14)	(0.01)	(0.14)
Paid in capital from redemption fees	—(1)	0.01	0.01	0.02	0.03

Net asset value, end of period	$50.05	$45.50	$43.29	$36.70	$26.79

Total Return	13.23%	11.64%	21.10%	37.02%	(14.12)%

Ratios/supplemental data:
Net assets, end of period (millions)	$53.5	$35.8	$26.7	$21.9	$13.6

Portfolio turnover rate	34.47%	26.75%	79.62%	50.86%	40.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.19%	1.17%	1.29%	1.29%	1.25%
After fees waived and expenses absorbed/recouped	1.19%	1.17%	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	0.41%	0.20%	(0.04)%	0.21%	0.14%
After fees waived and expenses absorbed/recouped	0.41%	0.20%	0.02%	0.15%	0.04%

___________________________
(1) Less than $0.01 per share

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	Atlas Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$43.69	$36.32	$29.77	$21.74	$24.37

Income from investment operations:
Net investment income	0.72	0.38	0.05	0.19	0.20
Net realized and unrealized gain (loss) on investments	13.78	7.27	6.75	8.01	(2.63)
Total from investment operations	14.50	7.65	6.80	8.20	(2.43)

Less distributions:
From net investment income	(0.65)	(0.28)	(0.25)	(0.17)	(0.21)
From net realized gain	(0.57)	—	—	—	—
Total distributions	(1.22)	(0.28)	(0.25)	(0.17)	(0.21)
Paid in capital from redemption fees	0.01	—(1)	—	—	0.01
Net asset value, end of period	$56.98	$43.69	$36.32	$29.77	$21.74

Total Return	33.26%	21.07%	22.96%	37.76%	(9.92)%

Ratios/supplemental data:
Net assets, end of period (millions)	$273.6	$135.1	$59.2	$37.5	$28.1

Portfolio turnover rate	56.42%	38.97%	77.33%	54.68%	34.53%

Ratio of expenses to average net assets:

Before fees waived and expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%
After fees waived and expenses absorbed/recouped	1.70%	1.65%	1.73%	1.54%	1.64%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%
After fees waived and expenses absorbed/recouped	1.38%	1.15%	0.20%	0.91%	0.54%

___________________________
(1) Less than $0.01 per share.

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	Dividend & Income Portfolio
	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
	12/31/06	12/31/05	12/31/04	12/31/03		12/31/02

Net asset value, beginning of period	$25.60	$26.20	$23.48	$18.00		$26.19

Income from investment operations:
Net investment income (loss)	1.33	0.88	0.78	0.22		(0.29)
Net realized and unrealized gain (loss) on investments	4.20	(0.46)	2.84	5.37		(7.92)
Total from investment operations	5.53	0.42	3.62	5.59		(8.21)

Less distributions:
From net investment income	(1.33)	(0.88)	(0.87)	(0.12)		—
From net realized gains	—	—	—	—		—
Return of capital	(0.08)	(0.15)	(0.04)	—		—
Total distributions	(1.41)	(1.03)	(0.91)	(0.12)		—
Paid in capital from redemption fees	-(1)	0.01	0.01	0.01		0.02
Net asset value, end of period	$29.72	$25.60	$26.20	$23.48		$18.00

Total Return	22.10%	1.65%	15.79%	31.15%		(31.27)%

Ratios/supplemental data:
Net assets, end of period (millions)	$65.7	$37.7	$26.2	$10.8		$4.6

Portfolio turnover rate	10.03%	2.34%	0.96%	111.78	%(2)	28.89%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.31%	1.28%	1.42%	2.54%		2.24%
After fees waived and expenses absorbed/recouped	1.35%	1.35%	1.35%	1.60%		1.85%

Ratio of net investment (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	5.04%	3.53%	3.54%	0.82%		(1.37)%
After fees waived and expenses absorbed/recouped	5.00%	3.46%	3.61%	1.76%		(0.98)%

(1) Less than $0.01 per share.
(2) Prior to June 27, 2003, the Dividend & Income Portfolio operated as the Rochdale Alpha Portfolio, with a different objective and strategy, and as such experienced higher than normal turnover in 2003.

41

		Intermediate Fixed Income Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02

Net asset value, beginning of period	$26.14	$26.61	$26.82	$27.92	$26.81

Income from investment operations:
Net investment income	1.13	1.05	1.14	1.37	1.35
Net realized and unrealized gain (loss) on investments	(0.13)	(0.50)	(0.23)	(0.18)	1.08
Total from investment operations	1.00	0.55	0.91	1.19	2.43

Less distributions:
From net investment income	(1.01)	(1.03)	(1.13)	(1.37)	(1.34)
From net realized gains	—	—	—	(0.82)	—
Return of capital	—	—	—	(0.14)	—
Total distributions	(1.01)	(1.03)	(1.13)	(2.33)	(1.34)
Paid in capital from redemption fees	0.01	0.01	0.01	0.04	0.02
Net asset value, end of period	$26.14	$26.14	$26.61	$26.82	$27.92

Total Return	3.96%	2.13%	3.47%	4.42%	9.37%

Ratios/supplemental data:
Net assets, end of period (millions)	$46.2	$28.8	$22.5	$29.4	$36.0
Portfolio turnover rate	42.19%	26.06%	38.50%	123.50%	46.93%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.11%	1.10%	1.14%	0.89%	0.88%
After fees waived and expenses absorbed	0.90%	0.90%	0.90%	0.88%	0.70%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	4.22%	3.82%	3.87%	4.63%	4.98%
After fees waived and expenses absorbed	4.43%	4.02%	4.11%	4.64%	5.16%

42

			Darwin Portfolio
	Year		Year		12/31/04(1)
	Ended		Ended		Through
	12/31/06		12/31/05		12/31/04

Net asset value, beginning of period	$25.37		$24.83		$25.00

Income from investment operations:
Net investment loss	(0.34	)(3)	(0.21)		-(2)
Net realized and unrealized gain (loss) on investments	1.00		0.75		(0.17)
Total from investment operations	0.66		0.54		(0.17)

Less distributions:
From net realized gain	(0.45)		—		—
Return of capital	(0.01)		—		—
Total distributions	(0.46)		—		—
Paid in capital from redemption fees	-(2)		—(2)		—
Net asset value, end of period	$25.57		$25.37		$24.83

Total Return	2.60%		2.17%		(0.68	)%(4)

Ratios/supplemental data:
Net assets, end of period (millions)	$11.3		$7.0		$1.0

Portfolio turnover rate	89.89%		151.74%		—

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.31%		3.48%		12.94	%(5)
After fees waived and expenses absorbed	1.49	%(7)	1.46	%(6)	1.45	%(5)

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(2.12)%		(3.33)%		(12.94	)%(5)
After fees waived and expenses absorbed	(1.30)%		(1.31)%		(1.45	)%(5)

(1) Inception of Portfolio.
(2)Less than $0.01 per share.
(3)Net investment loss per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(4)Not Annualized.
(5) Annualized.
(6) Includes interest expense of 0.01% of average net assets.
(7) Includes interest expense of 0.04% of average net assets.

43

PRIVACY NOTICE

The Portfolios may collect non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to non-affiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Portfolios through a financial intermediary, such as a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THIS PAGE IS NOT PART OF THE PROSPECTUS

44

Investment Advisor
Rochdale Investment Management LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com
--
Distributor
RIM Securities LLC
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
--
Custodian
U.S. Bank, N.A.
1555 N. River Center Dr., Suite 302
Milwaukee, Wisconsin, 53212

Transfer and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-209-1967
--
Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street
Philadelphia, Pennsylvania 19103

Rochdale Investment Trust
570 Lexington Avenue
New York, New York 10022-6837
1-800-245-9888
www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the SAI, Annual Report or Semi-Annual Report, free of charge, by calling the Portfolios at 1-800-245-9888 or visiting our Web site at www.rochdale.com. In the Portfolios’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios’ performance during their last fiscal year. The SAI provides detailed information about the Portfolios and is incorporated into this Prospectus by reference.

You can review and copy information about the Portfolios, including the Portfolios’ reports and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send email to the Commission requesting information at publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC Investment Company Act file number is 811-08685)

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2007

Rochdale Large Growth Portfolio
Rochdale Large Value Portfolio
Rochdale Mid/Small Growth Portfolio
Rochdale Mid/Small Value Portfolio
Rochdale Atlas Portfolio
Rochdale Dividend & Income Portfolio
(formerly known as Rochdale Alpha Portfolio)
Rochdale Intermediate Fixed Income Portfolio
Rochdale Darwin Portfolio

Each a Series of Rochdale Investment Trust

570 Lexington Avenue
New York, New York 10022-6837
(212) 702-3500

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated May 1, 2007, as may be revised, of the Rochdale Portfolios named above, all of which are series of Rochdale Investment Trust (the “Trust”). Rochdale Investment Management LLC (“Rochdale” or the “Advisor”) is investment advisor to the Portfolios. A copy of the Trust’s Prospectus is available by calling the number listed above or 1-800-245-9888.

This SAI contains information in addition to and more detailed than that set forth in the Prospectus.  You should read this SAI together with the Prospectus and retain it for future reference.

The audited financial statements for all the Portfolios for the fiscal year ended December 31, 2006, are incorporated by reference to the Trust’s December 31, 2006, Annual Report.

TABLE OF CONTENTS

THE TRUST	3
INVESTMENT OBJECTIVES AND POLICIES	3
INVESTMENT RESTRICTIONS	21
DISTRIBUTIONS AND TAX INFORMATION	22
PORTFOLIO HOLDINGS INFORMATION	26
TRUSTEES AND EXECUTIVE OFFICERS	27
THE PORTFOLIOS’ INVESTMENT ADVISOR	30
THE PORTFOLIOS’ ADMINISTRATOR	35
THE PORTFOLIOS’ DISTRIBUTOR	36
DISTRIBUTION PLAN	36
EXECUTION OF PORTFOLIO TRANSACTIONS	38
PORTFOLIO TURNOVER	41
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	42
DETERMINATION OF SHARE PRICE	44
PERFORMANCE INFORMATION	45
GENERAL INFORMATION	48
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	48
CAPITAL STRUCTURE	48
ANTI-MONEY LAUNDERING POLICY	49
PROXY VOTING PROCEDURES	49
FINANCIAL STATEMENTS	50
APPENDIX A	51

THE TRUST

Rochdale Investment Trust (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on March 10, 1998. The Trust may consist of various series, which represent separate investment portfolios. This SAI relates only to the Portfolios listed on the cover page.

The Trust is registered with the SEC as a management investment company. Such a registration does not involve supervision of the management or policies of the Portfolios. The Prospectuses for the Portfolios and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

Each of the Portfolios, other than the Dividend & Income and the Intermediate Fixed Income Portfolio, has the investment objective of long-term capital appreciation. The Dividend & Income Portfolio has a primary objective of significant income and as a secondary focus long-term capital appreciation. For the purposes of these objectives, the Advisor evaluates performance results both yearly and cumulatively, with a view to achieving cumulative superior risk-adjusted performance over a three and five-year period, or a full economic cycle. The Intermediate Fixed Income Portfolio has the primary objective of current income and, to the extent consistent with this goal, capital appreciation. Each Portfolio, except the Darwin Portfolio, is diversified (see fundamental investment restriction 8 under “Investment Restrictions”). The Darwin Portfolio is non-diversified. Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers; a fund then is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the fund qualifying as a diversified fund under applicable federal laws. The following discussion supplements the discussion of the Portfolios’ investment objective and policies as set forth in the Prospectuses. There can be no assurance that the objective of any Portfolio will be attained.

Convertible Securities and Warrants

The Portfolios may invest in convertible securities and warrants. A convertible security is a fixed income security (a debt instrument or a preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Portfolio’s entire investment therein).

Investment Companies

Each Portfolio under certain circumstances may invest a portion of its assets in other investment companies, including money market funds. In addition to a Portfolio’s advisory fee, an investment in an underlying mutual fund will involve payment by a Portfolio of its pro rata share of advisory and administrative fees charged by such fund.

Securities Loans

Each Portfolio is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of Portfolio securities may not exceed one-half of the value of a Portfolio’s total assets. In connection with such loans, a Portfolio will receive collateral consisting of cash, cash equivalents, U.S. Government securities, or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 102% of the current market value plus accrued interest of the securities loaned. A Portfolio can increase its income through the investment of such collateral. A Portfolio continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Portfolio on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Portfolio might experience risk of loss if the institutions with which it has engaged in Portfolio loan transactions breach their agreements with the Portfolio. The risks in lending Portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by Rochdale to be of good standing and will not be made unless, in the judgment of Rochdale, the consideration to be earned from such loans justifies the risk.

Short Sales

Each Portfolio may seek to hedge investments or realize additional gains through short sales. Each Portfolio may make short sales, which are transactions in which a Portfolio sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. A Portfolio then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which a Portfolio sold the security. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a Portfolio also may be required to pay a premium, which would increase the cost of the security sold. To the extent necessary to meet margin requirements, the broker will retain the net proceeds of the short sale until the short position is closed out. A Portfolio also will incur transaction costs in effecting short sales.

A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses a Portfolio may be required to pay in connection with a short sale.

No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 33 1/3% of the value of a Portfolio’s net assets.

Whenever a Portfolio engages in short sales, its custodian will segregate liquid assets equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale). The segregated assets are marked to market daily, provided that at no time will the amount segregated plus the amount deposited with the broker be less than the market value of the securities at the time they were sold short.

Illiquid Securities

Each Portfolio may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Rochdale will monitor the amount of illiquid securities held by the Portfolios, under the supervision of the Trust’s Board of Trustees (“Board of Trustees”), to ensure compliance with the Portfolios’ investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Portfolio securities, and a Portfolio might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. A Portfolio might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to a Portfolio, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Portfolio together with the repurchase price on repurchase. In either case, the income to a Portfolio is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $500 million or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized by the Federal Reserve Board and registered as broker-dealers with the Securities and Exchange Commission (“SEC”) or exempt from such registration. Each Portfolio will generally enter into repurchase agreements of short duration, from overnight to one week, although the underlying securities generally have longer maturities. Each Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements.

For purposes of the Investment Company Act of 1940 (the “Investment Company Act”), a repurchase agreement is deemed to be a loan from a Portfolio to the seller of the U.S. Government security subject to the repurchase agreement. It is not clear whether a court would consider the U.S. Government security acquired by a Portfolio subject to a repurchase agreement as being owned by the Portfolio or as being collateral for a loan by the Portfolio to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Portfolio may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and a Portfolio has not perfected a security interest in the U.S. Government security, the Portfolio may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Portfolio, Rochdale seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the other party, in this case the seller of the U.S. Government security.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Portfolio plus accrued interest, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its custodian. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), a Portfolio will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Portfolio will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

When-Issued Securities

Each Portfolio may from time to time purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase; during the period between purchase and settlement, a Portfolio makes no payment to the issuer and no interest accrues to the Portfolio. To the extent that assets of a Portfolio are held in cash pending the settlement of a purchase of securities, the Portfolio would earn no income. While when-issued securities may be sold prior to the settlement date, a Portfolio intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of the when-issued securities may be more or less than the purchase price. Rochdale does not believe that a Portfolio’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis. A Portfolio will segregate liquid assets equal in value to commitments for when-issued securities, which reduces but does not eliminate leverage.

Fixed Income Securities

The Intermediate Fixed Income Portfolio will invest primarily in fixed income securities, and the other Portfolios also may hold such securities when Rochdale believes that opportunities for long-term capital growth exist. The Portfolios’ investments in fixed income securities of domestic and foreign issuers are limited to corporate debt securities (bonds, debentures, notes, and other similar corporate debt instruments), and bills, notes and bonds issued by the U.S. Government, its agencies and instrumentalities or foreign governments.

The market value of fixed income securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of fixed income securities decreases. Conversely, as interest rates fall, the market value of fixed income securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of fixed income securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities, such as oil. In addition, the market value of fixed income securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer’s ability to pay principal and interest.

Fixed income securities that will be eligible for purchase by the Portfolios include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) or Baa or better by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Portfolios reserve the right to invest in securities rated lower than BB by S&P or lower than Baa by Moody’s. Lower-rated securities generally offer a higher current yield than that available for higher grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Portfolio may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Portfolio may decline proportionately more than a Portfolio consisting of higher-rated securities.  If a Portfolio experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Portfolio has acquired the security. If a security’s rating is reduced while it is held by the Portfolio, the Advisor will consider whether the Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial conditions may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Fixed income securities with longer maturities generally entail greater risk than those with shorter maturities.

U.S. Government Securities

U.S. Government securities in which the Portfolios may invest include direct obligations issued by the U.S. Treasury, such as Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Federal Home Loan Banks, Government National Mortgage Association, International Bank for Reconstruction and Development and Student Loan Marketing Association. All Treasury securities are backed by the full faith and credit of the United States. Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.  Some, such as the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National Mortgage Association, are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against United States in the event that the agency or instrumentality does not meet its commitment. See Appendix A for a description of corporate bond ratings.

Short-Term Investments

Each Portfolio may invest in any of the following securities and instruments:

Certificates of Deposit, Banker’s Acceptances and Time Deposits. Each Portfolio may hold certificates of deposit, bankers’ acceptances, and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a Portfolio will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to buying certificates of deposit and bankers’ acceptances, each Portfolio also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes. Each Portfolio may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by Rochdale to be of comparable quality. See Appendix B for a description of commercial paper ratings.

Foreign Investments and Currencies

The Portfolios may invest in securities of foreign issuers that are not publicly traded in the United States. The Portfolios may also invest in Depositary Receipts, purchase and sell foreign currency on a spot basis, and enter into forward currency contracts (see “Forward Currency Contracts,” below).

Depositary Receipts. The Portfolios may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. The Portfolios may also hold American Depositary Shares (“ADSs”), which are similar to ADRs. ADRs and ADSs are typically issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets.

Risks of Investment in Foreign Securities

Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and diversification and balance of payments position. The internal politics of some foreign countries may not be as stable as those of the United States. Governments in some foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are affected by the trade policies and economic conditions of their trading partners. If these trading partners enacted protectionist trade legislation, it could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Portfolios may invest in securities denominated in foreign currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Portfolio’s assets denominated in that currency. Such changes will also affect a Portfolio’s income. The value of a Portfolio’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Rochdale expects that many foreign securities in which a Portfolio invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. Though growing, they usually have substantially less volume than U.S. markets, and a Portfolio’s foreign securities may be less liquid and more volatile than U.S. securities. Also, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Portfolio assets may be released prior to receipt of payment or securities, may expose a Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

Taxes. The interest and dividends payable on some of a Portfolio’s foreign Portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Portfolio shareholders.

Costs. To the extent that a Portfolio invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which a Portfolio may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict a Portfolio’s investment opportunities, including restrictions on investment in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Options and Futures Strategies

Each Portfolio may purchase put and call options, engage in the writing of covered call options and secured put options, and employ a variety of other investment techniques. Specifically, a Portfolio may engage in the purchase and sale of options on securities and stock indices, index future contracts and options on such futures, all as described more fully below. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches. The Portfolios will not engage in such transactions for the purposes of speculation or leverage.

Options on Securities. A Portfolio may purchase put and call options on securities held in its Portfolio. In addition, a Portfolio may seek to increase its income in an amount designed to meet operating expenses through writing (that is, selling) “covered” put and call options. Under certain circumstances, the premium received as a result of selling a call may also serve to offset a loss incurred as a result of a decline in the market price of the underlying security. A put option provides its purchaser with the right to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during or at the end of the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option from the writer of the option at the stated exercise price. A covered call option contemplates that, for so long as a Portfolio is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call options will be written at any one time by a Portfolio, except the Darwin Portfolio, will not exceed 25% of the Portfolio’s total assets. The value of the underlying securities on which covered call options will be written at any one time by the Darwin Portfolio will not exceed 33 1/3% of its total assets. A Portfolio will be considered “covered” with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it segregates liquid assets that are acceptable to the appropriate regulatory authority.

Each Portfolio may purchase options on securities that are listed on securities exchanges or that are traded over-the-counter (“OTC”). As the holder of a put option, a Portfolio has the right to sell the securities underlying the option, and as the holder of a call option, a Portfolio has the right to purchase the securities underlying the option, in each case at the option’s exercise price at any time prior to, or on, the option’s expiration date. A Portfolio may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, a Portfolio would sell an option of the same series as the one it has purchased.

A Portfolio receives a premium when it writes call options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, a Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues. A Portfolio receives a premium when it writes put options, which increases the Portfolio’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a put, a Portfolio limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Portfolio’s obligation as writer of the option continues. Thus, in some periods, a Portfolio will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

In purchasing a put option, a Portfolio seeks to benefit from a decline in the market price of the underlying security, whereas in purchasing a call option, a Portfolio seeks to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, a Portfolio will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by a Portfolio are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Portfolio’s net asset value to be subject to more frequent and wider fluctuations than would be the case if the Portfolio did not invest in options.

OTC Options. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non-performance by the dealer. However, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities and foreign currencies, and in a wider range of expiration dates and exercise prices than exchange-traded options. Since there is no exchange, pricing is normally done by reference to information from a market maker, which information is carefully monitored or caused to be monitored by Rochdale and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any specific time. Consequently, a Portfolio may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when a Portfolio writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which it originally wrote the option. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security or foreign currency until the option expires or the option is exercised. Therefore, the writer of a covered OTC call option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, the writer of a covered OTC put option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of an OTC put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Portfolio may purchase and write OTC put and call options in negotiated transactions. The staff of the SEC has previously taken the position that the value of purchased OTC options and the assets used as “cover” for written OTC options are illiquid securities and, as such, are to be included in the calculation of a Portfolio’s 15% limitation on illiquid securities. However, the staff has eased its position somewhat in certain limited circumstances. A Portfolio will attempt to enter into contracts with certain dealers with which it writes OTC options. Each such contract will provide that a Portfolio has the absolute right to repurchase the options it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of such formula may vary among contracts, the formula will generally be based upon a multiple of the premium received by a Portfolio for writing the option, plus the amount, if any, of the option’s intrinsic value. The formula will also include a factor to account for the difference between the price of the security and the strike price of the option. If such a contract is entered into, a Portfolio will count as illiquid only the initial formula price minus the option’s intrinsic value. Each Portfolio will enter into such contracts only with primary U.S. Government securities dealers recognized by Federal Reserve Banks. Moreover, such primary dealers will be subject to the same standards as are imposed upon dealers with which a Portfolio enters into repurchase agreements.

Stock Index Options. In seeking to hedge all or a portion of its investment, a Portfolio may purchase and write put and call options on stock indices listed on securities exchanges.

A stock index measures the movement of a certain group of stocks by assigning relative values to the securities included in the index. Options on stock indices are generally similar to options on specific securities. Unlike options on specific securities, however, options on stock indices do not involve the delivery of an underlying security; the option in the case of an option on a stock index represents the holder’s right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date.

When a Portfolio writes an option on a stock index, it will segregate liquid assets in an amount equal to the market value of the option, and will maintain liquid assets with a value sufficient at all times to cover its potential obligations while the option is open.

Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. If a Portfolio writes a stock index option, it may terminate its obligation by effecting a closing purchase transaction, which is accomplished by purchasing an option of the same series as the option previously written. The ability of a Portfolio to engage in closing purchase transactions with respect to stock index options depends on the existence of a liquid secondary market. Although a Portfolio generally purchases or writes stock index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when a Portfolio desires to engage in such a transaction.

Risks Relating to Purchase and Sale of Options on Stock Indices. Purchase and sale of options on stock indices by a Portfolio are subject to certain risks that are not present with options on securities. Because the effectiveness of purchasing or writing stock index options as a hedging technique depends upon the extent to which price movements in a Portfolio’s Portfolio correlate with price movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss on the purchase or writing of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Portfolio of options on stock indices will be subject to the ability of Rochdale to correctly predict movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. In the event Rochdale is unsuccessful in predicting the movements of an index, a Portfolio could be in a worse position than had no hedge been attempted.

Stock index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Portfolio would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to the Portfolio. However, it will be each Portfolio’s policy to purchase or write options only on indices, which include a sufficient number of stocks so that the likelihood of a trading halt in the index is minimized.

Futures Contracts

Each Portfolio may purchase and sell stock index futures contracts and interest rate futures contracts (“futures contracts”). The purpose of the acquisition or sale of a futures contract by a Portfolio is to hedge against fluctuations in the value of its Portfolio without actually buying or selling securities. The futures contracts in which a Portfolio may invest have been developed by and are traded on national commodity exchanges. A Portfolio may assume both “long” and “short” positions with respect to futures contracts. A long position involves entering into a futures contract to buy a commodity, whereas a short position involves entering into a futures contract to sell a commodity.

A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

An interest rate futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery.

The purpose of trading futures contracts is to protect a Portfolio from fluctuations in value of its investment securities without necessarily buying or selling the securities. Because the value of a Portfolio’s investment securities will exceed the value of the futures contracts sold by it, an increase in the value of the futures contracts could only mitigate, but not totally offset, the decline in the value of the Portfolio’s assets. No consideration is paid or received by a Portfolio upon trading a futures contract. Instead, upon entering into a futures contract, a Portfolio is required to deposit an amount of cash or U.S. Government securities generally equal to 10% or less of the contract value. This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract that is returned to a Portfolio upon termination of the futures contract, assuming that all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Portfolio fails to meet its contractual obligations. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the currency or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, a Portfolio may elect to close a position by taking an opposite position, which will operate to terminate the Portfolio’s existing position in the contract.

Each short position in a futures contract entered into by a Portfolio is secured by the Portfolio’s ownership of underlying securities. A Portfolio does not use leverage when it enters into long futures contracts; the Portfolio segregates, with respect to each of its long positions, liquid assets having a value equal to the underlying commodity value of the contract.

Each Portfolio may trade futures contracts to the extent permitted under rules and interpretations adopted by the Commodity Futures Trading Commission (the “CFTC”). U.S. futures contracts have been designed by exchanges that have been designated as “contract markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market. Futures contracts trade on a number of contract markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Each Portfolio intends to comply with CFTC regulations and avoid “commodity pool operator” or “commodity trading adviser” status. These regulations require that a Portfolio use futures positions (a) for “bona fide hedging purposes” (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of a Portfolio’s Portfolio.

Risks of Transactions in Futures Contracts. There are several risks in using futures contracts as hedging devices. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the index or security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in stock indices or securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. With respect to stock index futures contracts, the risk of imperfect correlation increases as the composition of a Portfolio’s Portfolio diverges from the securities included in the applicable stock index. It is possible that a Portfolio might sell stock index futures contracts to hedge against a decline in the market, only to have the market advance and the value of securities held by the Portfolio decline. If this occurred, a Portfolio would lose money on the contracts and also experience a decline in the value of its Portfolio securities. While this could occur, Rochdale believes that over time the value of a Portfolio will tend to move in the same direction as the market indices and will attempt to reduce this risk, to the extent possible, by entering into futures contracts on indices whose movements they believe will have a significant correlation with movements in the value of the Portfolio securities sought to be hedged.

Successful use of futures contracts by a Portfolio is subject to the ability of Rochdale to predict correctly movements in the direction of the market. If a Portfolio has hedged against the possibility of a decline in the value of the stocks it holds and stock prices increase instead, the Portfolio would lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Liquidity of Futures Contracts. Each Portfolio may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by a Portfolio. A Portfolio may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to a Portfolio, and the Portfolio realizes a loss or a gain. Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although each Portfolio intends to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time. In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the Portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Investments in futures contracts by their nature tend to be more short-term than other securities investments made by a Portfolio. A Portfolio’s ability to make such investments, therefore, may result in an increase in Portfolio activity and thereby may result in the payment of additional transaction costs.

Forward Currency Contracts

Each Portfolio may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Portfolio might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Swap Contracts

Types of Swaps. The Portfolios may use the following: (i) Long equity swap contracts: where a Portfolio pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities; (ii) Short equity swap contracts: where a Portfolio receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities; (iii) Contracts for differences: equity swaps that contain both a long and short equity component; (iv) Interest rate swap contracts: where a Portfolio exchanges fixed interest payments for floating payments or vice versa; (v) Currency swap contracts: where a Portfolio exchanges one currency for another at a forward exchange rate; and (vi) other similar contractual agreements to exchange credit obligations.

Uses. The Portfolios may use swaps for (i) various reasons, including, but not limited to traditional hedging purposes - short equity swap contracts used to hedge against an equity risk already present in a Portfolio; (ii) anticipatory purchase hedging purposes - where a Portfolio that anticipates significant cash purchase transactions enters into long equity swap contracts to obtain market exposure until such a time where direct investment becomes possible or can be made efficiently; (iii) anticipatory redemption hedging purposes - where a Portfolio that expects significant demand for redemptions enters into short equity swap contracts, to allow it to dispose of securities in a more orderly fashion; (iv) direct investment - where a Portfolio purchases (particularly long equity swap contracts in place of investing directly in securities; (v) risk management where a Portfolio uses equity swap contracts to adjust the weight of the Portfolio to a level the Advisor feels is the optimal exposure to individual markets, sectors and equities or where the Portfolio uses currency swap contracts to capture inefficiencies in foreign exchange rates or to minimize exposure to the purchase price of a foreign security held by the Portfolio or where a Portfolio uses interest rate swap contracts to exchange a disadvantageous interest rate (whether floating or fixed) for a different interest rate.

Limitations on Use. There is generally no limit on the use of swaps except to the extent such swaps are subject to the liquidity requirement of a Portfolio.

Derivatives Risk. The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk, and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments, or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices they are designed to hedge or to closely track.

Specific risks associated with the use of derivatives include:

Credit and Counterparty Risk. If the issuer of, or the counterparty to, the derivative does not make timely principal, interest or other payment when due, or otherwise fulfill its obligations, a Portfolio could lose money on its investment. A Portfolio is exposed to credit risk, especially when it uses over-the-counter derivatives (such as swap contracts) or it engages to a significant extent in the lending of Portfolio securities or use of repurchase agreements.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that a Portfolio may be prevented from selling particular securities at the price at which a Portfolio values them.

Management Risk. The Advisor may fail to use derivatives effectively. For example, the Advisor may choose to hedge or not to hedge at inopportune times. This will adversely affect the Portfolio’s performance.

Leverage

The Darwin Portfolio can buy securities with borrowed money (a form of leverage). Leverage exaggerates the effect on net asset value of any increase or decrease in the market value of a fund's Portfolio securities. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Portfolio to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Portfolio may be required to sell some of its Portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Portfolio also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Concentration

The Darwin Portfolio is a “non-diversified” fund and concentrates its investments in the health care sector. The value of the Portfolio’s shares may be more volatile than funds that do not similarly concentrate their investments. Because the health care sector is subject to substantial government regulations, changes in applicable regulations could adversely affect companies in this sector. The comparative rapidity of product development and technological advancement in many areas of this sector may be reflected in greater volatility of the stocks of companies operating in this sector.

INVESTMENT RESTRICTIONS

The following policies and investment restrictions have been adopted by each Portfolio and (unless otherwise noted) are fundamental and cannot be changed without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A Portfolio may not:

1.
Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, (b) through the lending of Portfolio securities, or (c) to the extent the entry into a repurchase agreement is deemed to be a loan.

2.
(a) Except for the Darwin Portfolio, borrow money, except temporarily for extraordinary or emergency purposes from a bank and then not in excess of 10% of total assets (at the lower of cost or fair market value; any such borrowing will be made only if immediately thereafter there is an asset coverage of at least 300% of all borrowings and no investments may be made while any borrowings are in excess of 5% of total assets). The Darwin Portfolio will not borrow money, except as permitted by the 1940 Act and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Portfolio may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations.

(b) Mortgage, pledge, or hypothecate any of its assets except in connection with any such borrowings.

3.
Except for the Darwin Portfolio, purchase securities on margin, participate on a joint or joint and several basis in any securities trading account, or underwrite securities, except that this restriction does not preclude a Portfolio from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its Portfolio securities.

4.
Purchase or sell real estate, or commodities or commodity contracts, except that a Portfolio may purchase or sell currencies (including forward currency exchange contracts), futures contracts, and related options.

5.
Invest 25% or more of the market value of its assets in the securities of companies engaged in any one industry, except that, under normal circumstances, the Darwin Portfolio will invest more than 25% of its assets in investments in industries that comprise the health care sector. This restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

6.
Issue senior securities, as defined in the Investment Company Act except that this restriction shall not be deemed to prohibit a Portfolio from (a) making any permitted borrowings, mortgages, or pledges, (b) entering into repurchase transactions, or (c) engaging in options or futures transactions.

7.	Invest in any issuer for purposes of exercising control or management.

8.
With respect to 75% of its total assets, invest more than 5% of its total assets in securities of a single issuer or hold more than 10% of the voting securities of such issuer, except that this restriction does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. The Darwin Portfolio is non-diversified and not subject to this restriction.

Each Portfolio observes the following policies, which are not deemed fundamental and which may be changed without shareholder vote. A Portfolio may not:

9.	Invest in securities of other investment companies except as permitted by the Investment Company Act.

10.
Invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities which are not readily marketable, and repurchase agreements with more than seven days to maturity.

11.
Make any change in the Portfolios’ investment policies of investing at least 80% of its net assets in the investments suggested by the Portfolio’s name without first providing the Portfolio’s shareholders with at least 60 days’ prior notice.

Except with respect to borrowing and illiquid securities, if a percentage restriction set forth in the prospectus or in this SAI is satisfied at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction.

DISTRIBUTIONS AND TAX INFORMATION

Distributions

Dividends from net investment income and distributions from net profits from the sale of securities generally are made annually by the Portfolios, other than the Dividend & Income Portfolio and the Intermediate Fixed Income Portfolio, which distribute income dividends quarterly with annual distributions of any undistributed net investment income, on or about December 20 of each year. Any net capital gains realized through the one-year period ended October 31 of each year also will be distributed by December 20 of each year.

Each distribution by a Portfolio will be accompanied by a brief explanation of the form and character of the distribution. In January of each year the Portfolios will issue to each shareholder a statement of the federal income tax status of all distributions made during the preceding calendar year.

Tax Information

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify and elect to be treated as a “regulated investment company” under Subchapter M of the Internal Revenue Code (the “Code”), provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and timing of distributions. It is each Portfolio’s policy to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Portfolio will not be subject to any federal income tax or excise taxes based on net income. To avoid the excise tax, each Portfolio must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Portfolio paid no federal excise tax.

Each Portfolio’s ordinary income generally consists of interest, dividend income, and income from short sales, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Portfolio.

Each Portfolio may write, purchase, or sell certain options, futures, and foreign currency. Such transactions are subject to special tax rules that may affect the amount, timing, and character of distributions to shareholders. For example, such contracts that are “Section 1256 contracts” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year (i.e., each contract will be treated as sold for its fair market value on the last day of the taxable year). In general, unless certain special elections are made, gain or loss from transactions in such contracts will be 60% long term and 40% short-term capital gain or loss. Section 1092 of the Code, which applies to certain “straddles,” may also affect the taxation of a Portfolio’s transactions in options, futures, and foreign currency contracts. Under Section 1092 of the Code, a Portfolio may be required to postpone recognition for tax purposes of losses incurred in certain of such transactions.

Distributions of net investment income and net short-term capital gains generally are taxable to shareholders as ordinary income. As a result of recent federal tax legislation, qualifying distributions occurring in 2003 and later paid out of the Portfolios’ investment company taxable income, may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. If the qualifying dividend income received by the Portfolio is equal to 95% (or a greater percentage) of the Portfolio’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by a Portfolio will be qualifying dividend income. The Portfolio will advise you of the tax status of distributions shortly after the close of each calendar year. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent a Portfolio designates the amount distributed as a qualifying dividend. This designated amount cannot, however, exceed the aggregate amount of qualifying dividends received by the Portfolio for its taxable year. The deduction, if any, may be reduced or eliminated if Portfolio shares held by a corporate investor are treated as debt-financed or are held for fewer than 46 days.

Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, regardless of the length of time they have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any ordinary income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November, or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

Under the Code, each Portfolio will be required to report to the Internal Revenue Service all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Portfolio shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of a Portfolio’s shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Portfolio with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Portfolios with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Each Portfolio reserves the right to refuse to open an account for any person failing to certify the person’s taxpayer identification number.

If more than 50% of the value of a Portfolio’s total assets at the close of the taxable year consists of stock or securities in foreign corporation, the Portfolio may elect to pass through to shareholders the right to take the credit for any foreign taxes paid by the Portfolio. If a Portfolio does not qualify for or does not make the election, only the Portfolio and not the shareholder may take the credit.

Generally, a credit for foreign taxes may not exceed the portion of the shareholder’s U.S. federal income tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of distributions paid by a Portfolio from foreign source income will be treated as foreign source income. A Portfolio’s gains from the sale of securities will generally be treated as derived from U.S. sources, and certain currency fluctuation gains and losses, including fluctuation gains from foreign currency denominated debt securities, receivables, and payables will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source “passive income,” such as the portion of dividends received from a Portfolio that qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of foreign income taxes paid by a Portfolio even if the Portfolio is eligible and makes the election to pass through those credits.

The use of hedging strategies, such as entering into forward contracts, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by a Portfolio. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in forward contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

Any security or other position entered into or held by a Portfolio that substantially diminishes the Portfolio’s risk of loss from any other position held by the Portfolio may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of a Portfolio’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that a Portfolio’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Portfolios that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by a Portfolio at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain, or loss recognized by a Portfolio. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of a Portfolio’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss. Each Portfolio will not be subject to corporate income tax in the State of Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts, and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Portfolio, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income. In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change. Any such charges could affect the validity of this discussion. The discussion also represents only a general summary of tax law and practice currently applicable to the Portfolios and certain shareholders therein, and, as such, is subject to change. In particular, the consequences of an investment in shares of a Portfolio under the laws of any state, local, or foreign taxing jurisdictions are not discussed herein. Each prospective investor should consult his or her own tax adviser to determine the application of the tax law and practice in his or her own particular circumstances.

PORTFOLIO HOLDINGS INFORMATION

The Trust maintains policies governing the timing and circumstances in which the Portfolio investments held by the Trust Portfolios may be disclosed by the Trust. Under these policies, disclosure of Portfolio holdings is not permitted except: (1) to provide information to the Trust’s officers and service providers as necessary for the performance of their duties to the Trust; (2) to the extent that such information has previously been publicly disclosed in filings made with the SEC (e.g. annual and semi-annual shareholder reports on Form N-CSR and quarterly holdings reports on Form N-Q or otherwise made publicly available (e.g., posted on the Trust’s Internet web site); (3) as otherwise necessary for the purpose of complying with federal law; or (4) with the approval of the Trust’s Chief Compliance Officer, as noted below. These disclosure restrictions apply equally to individual and institutional investors, as well as intermediaries that distribute shares of the Trust.

Specifically, officers of the Trust, the Portfolio managers of each of the Portfolios, the Advisor and those of its employees who are responsible for day-to-day Portfolio management of the assets of each of the Trust’s Portfolios or supervision of those organizations that provide administration, fund accounting, and transfer agency services to each of the Trust’s Portfolios, as well as employees of such organizations will be afforded access to information relating to Portfolio holdings as appropriate to their duties to the Trust. As noted elsewhere in the SAI, such persons are required to act in accordance with various Codes of Ethics which, among other things, require that such information be kept confidential and prohibit its use with respect to personal investment decisions. The Code of Ethics also requires all such persons to periodically report all of their personal securities holdings and transactions for verification of compliance with the Code of Ethics. The Trust’s custodian, which is responsible for the safekeeping of the assets of the Trust’s Portfolios and related services, and its employees, will also have access to the Portfolio holdings, as will employees of the Trust’s registered independent public accountant in connection with the performance of their duties to the Trust. Additionally, attorneys engaged by the Trust to provide legal services to the Trust will generally be afforded access to Portfolio holdings information in connection with the review of regulatory filings and, with the approval of the Chief Compliance Officer, as appropriate. No person is permitted to receive any compensation or consideration for the disclosure of Portfolio holdings, although usual and customary compensation may be paid in connection with a service delivered, such as securities lending.

The Trust’s Chief Compliance Officer may grant exceptions from the disclosure policies noted above under circumstances that will ensure that the information disclosed remains confidential and will be not be used for any investment related purpose. To the extent that rating and ranking organizations such as Standard & Poor’s, Lipper, Bloomberg and/or Morningstar, Inc. request Portfolio holdings information, the Trust will provide only such information as is already publicly available on the Trust’s website or in public filings made with the SEC.

The Board of Trustees will periodically review the Trust’s procedures in connection with its overall review of the Trust’s compliance procedures in order to ensure that any disclosure of Portfolio holdings is made in the best interests of the Trust’s shareholders.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision, and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers, including the Trustees who are not interested persons of the Advisor and the Trust as that term is defined in the 1940 Act (“Independent Trustees”), their affiliations, ages and principal occupations for the past five years are set forth below.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Born: 1946	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	8	None
Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Born: 1957	President and Secretary	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	None
Edmund Towers 570 Lexington Avenue New York, NY 10022 Born: 1957	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	None
Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Born: 1971	Chief Compliance Officer	Since 2004	Executive Vice President, General Counsel, Rochdale Investment Management	N/A	None

Independent Trustees
Name, Address and Age	Position(s) Held with Portfolio	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Born: 1940	Trustee	Since 1998	President, P.A. Pommares Agencies, S.A. (luxury goods distribution)	8	None
Jerry Roland 570 Lexington Avenue New York, NY 10022 Born: 1936	Trustee	Since 2001	Consultant, Credit Suisse- First Boston (securities and investment banking)	8	None
Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Born: 1935	Trustee	Since 2004	Consultant, Babcock & Brown, 2001 to present; Senior Vice President Financial Operations, The Interpublic Group of Companies, Inc., 1986 to 2001.	8	American Technical Ceramics; Rent-A- Wreck

The Board of Trustees has established two standing committees, an Audit Committee and a Pricing Committee as described below. The Board has not established a standing nominating committee, but has committed responsibility for the nomination of candidates for election to the Board to the Independent Trustees at this time.

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust and meets at least once annually.  During the fiscal year ended December 31, 2006, the Audit Committee met twice. All of the Independent Trustees are members of the Audit Committee.

Pricing Committee. The Board has established a Pricing Committee that is responsible for implementing board approved procedures for valuing Portfolio securities and calculating the net asset value of the Trust’s Portfolios. The members of the Pricing Committee, which reports directly to the Board are appointed by the Board. They are David Abella, Audrey Kaplan, and Geoffrey Pazzanese. Additionally, officers of the Trust’s Advisor and Administrator assists the Pricing Committee on an ex-officio basis. They are Keith Shintani, Kurt Hawkesworth, and Edmund Towers.

Board Compensation
Set forth below is the rate of compensation received by the following Trustees from all Portfolios for the calendar year ended December 31, 2006. This total amount is allocated among the Portfolios. For the fiscal year ended December 31, 2006, Independent Trustees received an annual retainer of $6,000 and a fee of $1,500 for each regularly scheduled meeting. Independent Trustees also are reimbursed for expenses in connection with each Board meeting attended. No other compensation or retirement benefits are received by any Trustee or officer from the Portfolios. No other entity affiliated with the Trust pays any compensation to the Independent Trustees. Total compensation paid to Independent Trustees was $36,000.

Name of Person, Position	Aggregate Compensation From Portfolio Complex	Pension or Retirement Benefits accrued as Part of Portfolio Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Portfolio and Portfolio Complex Paid to Trustees
Maxime C. Baretge, Independent Trustee	$12,000	$0	$0	$12,000
Jerry Roland, Independent Trustee	$12,000	$0	$0	$12,000
Thomas J. Volpe, Independent Trustee	$12,000	$0	$0	$12,000
Carl Acebes, Interested Trustee	None	$0	$0	None

Board Interest in the Portfolio
As of the date of this SAI, the Trustees and Officers of the Trust as a group did not own more than 1% of the outstanding shares of any Portfolio. Rochdale Investment Management has a substantial holding in all of the Portfolios. The Officers and Trustees owned the following amounts of the Portfolios as of December 31, 2006:

  Key
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	over $100,000

Dollar Range of Equity Securities Beneficially Owned in the Portfolios (1)
Name of Trustee	Large Growth Portfolio	Large Value Portfolio	Mid/ Small Growth Portfolio	Mid/ Small Value Portfolio	Atlas Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Darwin Portfolio	Aggregate Dollar Range of Equity Securities Beneficially Owned in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (1)
Carl Acebes(2)	A	A	A	A	A	A	A	A	A
Maxime C. Baretge	A	A	A	A	A	A	A	A	A
Jerry Roland(3)	B	B	B	B	E	A	B	E	E
Thomas J. Volpe	A	A	A	A	E	A	A	A	E
(1) Beneficial Ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.
(2) Mr. Acebes is a majority shareholder of Rochdale Corporation which owns shares of various Portfolios of the Trust.
(3)Includes shares held by members of Mr. Roland’s family, with respect to which he claims beneficial ownership.

THE PORTFOLIOS’ INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Portfolios by Rochdale Investment Management LLC, pursuant to an Investment Advisory Agreement (“Advisory Agreement”).

The Advisory Agreement continues in effect after its initial two-year term from year to year so long as such continuation is approved at least annually by (1) the Board of Trustees or the vote of a majority of the outstanding shares of Portfolios to which the Advisory Agreement applies, and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either Portfolio or Rochdale upon sixty days’ written notice and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

In determining whether to renew the Advisory Agreement each year, the Board of Trustees requests and evaluates information provided by the Advisor and the investment managers, in accordance with Section 15(c) of the 1940 Act. A discussion regarding the basis for the Board of Trustees’ approval of the Portfolios’ Investment Advisory Agreement with the Advisor is available in the Annual Report to shareholders for the fiscal year ended December 31, 2006.

As compensation for its advisory services under the Advisory Agreement, the Portfolios pay to the Advisor a monthly management fee at the annual rate shown below. As described in the Prospectus, the Advisor has contractually agreed to limit the expenses of the Portfolio as shown below. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Portfolio.

Portfolio	Advisory Fee	Expense Limitation
Large Growth Portfolio	0.50%	1.25%
Large Value Portfolio	0.50%	1.25%
Mid/Small Growth Portfolio	0.50%	1.35%
Mid/Small Value Portfolio	0.50%	1.35%
Atlas Portfolio	1.00%	1.95%
Dividend & Income Portfolio	0.65%	1.35%
Intermediate Fixed Income Portfolio	0.40%	0.90%
Darwin Portfolio	0.95%	1.45%

For the fiscal periods ended December 31, 2004, 2005 and 2006, the Advisor was paid the following advisory fees for the Portfolios:

	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06

Large Growth Portfolio (1)	$98,906	$104,344	$180,566
Expenses Waived and Reimbursed	-$8,421	$746	$0

Large Value Portfolio (1)	$118,464	$126,491	$221,785
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Growth Portfolio (1)	$109,499	$140,990	$210,278
Expenses Waived and Reimbursed	$0	$0	$0

Mid/Small Value Portfolio (1)	$116,436	$152,737	$229,305
Expenses Waived and Reimbursed	$0	$0	$0

Atlas Portfolio (2)	$438,395	$893,274	$2,028,418
Expenses Waived and Reimbursed	$0	$0	$0

Dividend & Income Portfolio (3)	$119,071	$200,638	$339,054
Expenses Waived and Reimbursed	-$11,927	$0	$0

Intermediate Fixed Income Portfolio (1)	$102,031	$94,589	$72,415
Expenses Waived and Reimbursed	-$60,425	-$47,640	$80,470

Darwin Portfolio (4)	$26	$42,509	$12,364
Expenses Waived and Reimbursed	-$314	-$90,051	$80,620

(1) The Portfolio commenced operations on December 31, 1999.
(2) The Portfolio commenced operations on October 2, 1998.
(3) The Portfolio commenced operations on June 1, 1999.
(4) The Portfolio commenced operations on December 31, 2004.

During the fiscal years ended December 31, 2005 and 2006, and pursuant to the Investment Advisory Agreement, the Advisor recouped the following amounts for expenses previously reimbursed during the three preceding years:

Portfolio	Advisor Recoupments- 2005	Advisor Recoupments- 2006
Large Growth Portfolio	$0	$10,200
Dividend & Income Portfolio	$21,702	$23,115

Under the terms of an agreement dated May 24, 2006, the Advisor also provides certain services to the Portfolios including providing individuals to serve as executive officers to the Trust, providing the services of a qualified individual to serve as the Trust’s Chief Compliance Officer (along with staff and other resources as necessary) and coordinating the activities of all of the Trust’s other service providers. For these services, the Advisor is paid, on a per Portfolio basis, a fee based upon the average daily net assets of the Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million and 0.08% for assets exceeding $1 billion. The Advisor received the following payments under this agreement during the last three fiscal years.

Portfolio	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
Large Growth Portfolio	$0	$0	$36,097
Large Value Portfolio	$0	$0	$44,357
Mid/Small Growth Portfolio	$0	$0	$39,756
Mid/Small Value Portfolio	$0	$0	$43,282
Atlas Portfolio	$0	$0	$201,973
Dividend & Income Portfolio	$0	$0	$52,025
Intermediate Fixed Portfolio	$0	$0	$37,856
Darwin Portfolio	$0	$0	$9,708

Portfolio Managers
The following information supplements the information included in the Prospectus regarding the individual Portfolio managers for the several Portfolios.

As stated in the Prospectus, Mr. Carl Acebes is a Portfolio manager for each of the Trust’s eight investment Portfolios ($596 million in assets as of December 31, 2006). Mr. Acebes is also responsible for managing sixty-two other accounts with an aggregate total of $38 million in assets as of December 31, 2006. Mr. Acebes is not responsible for any other pooled investments. Mr. Acebes receives an annual salary established by the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Mr. Acebes is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of the Advisor. Additionally, Mr. Acebes owns a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

Mr. Garrett D’Alessandro is a Portfolio manager for each of the Trust’s eight investment Portfolios ($596 million in assets as of December 31, 2006). Mr. D’Alessandro is also responsible for managing one hundred and forty-five other accounts with an aggregate total of $283.4 million in assets as of December 31, 2006. Mr. D’Alessandro is not responsible for any other pooled investments. Mr. D’Alessandro receives an annual salary established by the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Mr. D’Alessandro is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of the Advisor. Additionally, Mr. D’Alessandro owns a substantial portion of the Advisor and, accordingly, benefits from any profits earned by the Advisor.

Mr. David Abella serves as a Portfolio manager to the Dividend & Income Portfolio ($66 million in assets as of December 31, 2006). Mr. Abella is not responsible for the day to day management of any other pooled investments or other accounts. Mr. Abella receives an annual salary established by management of the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Mr. Abella is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of the Advisor.

Ms. Audrey Kaplan serves as a Portfolio manager to the Atlas, Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios ($423 million in assets as of December 31, 2006). Ms. Kaplan is not responsible for the day to day management of any other pooled investments or other accounts. Ms. Kaplan receives an annual salary established by management of the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Ms. Kaplan is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of the Advisor.

Mr. J.C. Davies serves as a Portfolio manager to the Darwin Portfolio, which commenced operations on December 31, 2006 ($11 million in assets as of December 31, 2006). Ms. Davies is not responsible for the day to day management of any other pooled investments or other accounts. Ms. Davies receives an annual salary established by management of the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Ms. Davies is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance.

Mr. Geoffrey Pazzanese serves as a Portfolio manager to the Atlas Portfolio ($274 million in assets as of December 31, 2006). Mr. Pazzanese is not responsible for the day to day management of any other pooled investments or other accounts. Mr. Pazzanese receives an annual salary established by management of the Advisor. There is no deferred compensation plan. Salary levels are based on the employee’s experience, responsibilities, the competitive marketplace, and overall performance of the Advisor and not on the investment performance of any particular Portfolio or account. Like the Advisor’s other employees, Mr. Pazzanese is eligible for a bonus annually. Such bonuses are based on the Advisor’s overall profitability, which is driven by short- and long-term investment performance (both absolute and relative), and overall assets under management. These bonuses are not guaranteed and are paid at the discretion of the Advisor.

Under certain circumstances side by side management of mutual funds, such as the several Portfolios, and other investment accounts by the same Portfolio manager (or team of managers) could give rise to conflicts of interest between the interests of the private accounts and one or more of the Portfolios. Such conflicts could arise in connection with, for example, the allocation of investment opportunities, aggregation or sequencing of trading orders or cross-trading. Procedures designed to alleviate any potential conflict of interest have been adopted by the Trust to ensure that neither the Portfolios nor the investment accounts managed by the Portfolio managers who serve the Portfolios are disadvantaged as a result of any conflict of interest that may arise.

Total Securities Owned in the Portfolios by Portfolio Managers
As of December 31, 2006, the Portfolio managers owned the following equity securities in the Portfolios:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Portfolios (None, $1-$10,000, $10,001-$50,000, $50,001- $100,000, Over $100,000)
Carl Acebes	None (1)
Garrett D’Alessandro	None (1)
David Abella	$10,001-$50,000
Audrey Kaplan	$10,001-$50,000
J.C. Davies	$1 - $10,000
Geoffrey Pazzanese	None

(1) Carl Acebes is one of the primary owners of Rochdale Corporation, which owns shares of the Portfolios in excess of $100,000. Garrett D’Alessandro is the other primary owner of Rochdale Corporation, which owns shares of the Portfolios in excess of $100,000.

THE PORTFOLIOS’ ADMINISTRATOR

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as administrator for the Trusts. The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Portfolios; prepare all required filings necessary to maintain each Portfolio’s ability to sell shares in all states where it currently does, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Portfolio related expenses; review and adjust as necessary each Portfolio’s daily expense accruals; and perform such additional services as may be agreed upon by the Portfolios and the Administrator. For its services, the Administrator received from the Portfolios a total annual fee, paid monthly, in the amount of $359,974.

The following administrative fees were paid by the Portfolios for the fiscal years ended December 31, 2004, 2005 and 2006:

	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06

Large Growth Portfolio (1)	$22,560	$22,526	$27,364

Large Value Portfolio (1)	$23,694	$23,525	$31,643

Mid/Small Growth Portfolio (1)	$22,798	$26,020	$30,876

Mid/Small Value Portfolio (1)	$23,420	$28,170	$32,283

Atlas Portfolio (2)	$43,838	$81,942	$149,491

Dividend & Income Portfolio (3)	$22,868	$28,455	$37,708

Intermediate Fixed Income Portfolio (1)	$25,522	$22,931	$27,072

Darwin Portfolio (4)	$62	$22.499	$23,537

(1) The Portfolio commenced operations on December 31, 1999
(2) The Portfolio commenced operations on October 2, 1998.
(3) The Portfolio commenced operations on June 1, 1999.
4) The Portfolio commenced operations on December 31, 2004.

THE PORTFOLIOS’ DISTRIBUTOR

RIM Securities LLC (the “Distributor”) acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares. The Distribution Agreement between the Portfolios and RIM Securities LLC will continue in effect from year to year if approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding shares of the Portfolio to which the Distribution Agreement applies (as defined in the Investment Company Act) and (ii) a majority of the Trustees who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by the parties thereto upon sixty days’ written notice, and is automatically terminated in the event of its assignment as defined in the Investment Company Act.

DISTRIBUTION PLAN

The Portfolios have adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act. The Plan provides that each Portfolio will pay a fee to the Adviser at the annual rate of up to 0.25% of the average daily net assets of the Portfolio. The fee is paid to compensate the Adviser for or in anticipation of, expenses incurred for distribution related activities. Expenses permitted to be paid by the Portfolios under their Plan include: preparation, printing and mailing of prospectuses, shareholder reports such as semi-annual and annual reports, performance reports and newsletters; sales literature and other promotional material to prospective investors or advisors; direct mail solicitation; advertising; public relations; compensation of sales personnel, advisors or other third parties for their assistance with respect to the distribution of the Portfolio’s shares; payments to financial intermediaries for shareholder support, administrative and accounting services with respect to the shareholders of the Portfolios; and such other expenses as may be approved from time to time by the Board of Trustees.

The following table sets forth the 12b-1 fees paid by the Portfolios pursuant to the Portfolio’s 12b-1 Plan for the fiscal years ended December 31, 2004, 2005 and 2006:

12b-1 Fees

	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06
Large Growth Portfolio	$49,453	$52,172	$90,283
Large Value Portfolio	$59,232	$63,246	$110,892
Mid/Small Growth Portfolio	$54,749	$70,495	$105,139
Mid/Small Value Portfolio	$58,218	$76,369	$114,652
Atlas Portfolio	$109,599	$223,319	$507,104
Dividend & Income Portfolio	$45,797	$77,168	$130,405
Intermediate Fixed Income Portfolio	$63,769	$59,118	$95,553
Darwin Portfolio	$7	$11,187	$24,469

The following table illustrates the expenses incurred by entities entitled to reimbursement under the 12b-1 Plan for the fiscal year ended December 31, 2006:

	Advertising/ Marketing	Printing/ Postage	Payment to Dealers	Compensation to Sales Personnel	Other	Total
Large Growth Portfolio	$7,224	$0	$0	$50,628	$32,431	$90,283
Large Value Portfolio	$8,873	$0	$0	$62,185	$39,834	$110,892
Mid/Small Growth Portfolio	$8,413	$0	$0	$58,958	$37,768	$105,139
Mid/Small Value Portfolio	$9,174	$0	$0	$64,293	$41,185	$114,652
Atlas Portfolio	$40,576	$0	$0	$284,369	$182,159	$507,104
Dividend & Income Portfolio	$10,434	$0	$0	$73,128	$46,843	$130,405
Intermediate Fixed Income Portfolio	$7,646	$0	$0	$53,583	$34,324	$95,553
Darwin Portfolio	$1,958	$0	$0	$13,721	$8,790	$24,469

The Plan allows excess distribution expenses to be carried forward and resubmitted for payment by a Portfolio in a subsequent fiscal year provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board of Trustees has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward; and (iii) the Board of Trustees makes a further determination, at the time any distribution expenses which have been carried forward are resubmitted for payment, to the effect that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.

For the fiscal years ended December 31, 2004, 2005 and 2006, the amount of excess distribution expenses to be carried over is as follows:

	Excess Distribution Expense as of 12/31/04	Excess Distribution Expense as of 12/31/05	Excess Distribution Expense as of 12/31/06	% of Net Assets as of 12/31/06
Large Growth Portfolio	$48,065	42,649	$8,736	0.23%
Large Value Portfolio	$57,569	$51,702	$10,730	0.22%
Mid/Small Growth Portfolio	$53,212	$57,627	$10,173	0.26%
Mid/Small Value Portfolio	$56,583	$62,429	$11,094	0.24%
Atlas Portfolio	$106,522	$182,556	$49,066	0.12%
Dividend & Income Portfolio	$44,511	$63,082	$12,617	0.18%
Intermediate Fixed Income Portfolio	$61,979	$48,327	$9,246	0.26%
Darwin Portfolio	$7	$9,145	$2,368	0.10%

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, Rochdale will determine which securities are to be purchased and sold by each Portfolio and which broker-dealers are eligible to execute its Portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of Rochdale, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of Portfolio securities for each Portfolio also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be made through dealers (including banks), which specialize in the types of securities that a Portfolio will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing Portfolio transactions, Rochdale will use its best efforts to choose a broker-dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to Rochdale that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. Rochdale considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Portfolios, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of a Portfolio subject to rules adopted by the National Association of Securities Dealers, Inc.

While it is each Portfolio’s general policy to seek first to obtain the most favorable price and execution available, in selecting a broker-dealer to execute Portfolio transactions for a Portfolio, weight may also be given to the ability of a broker-dealer to furnish brokerage and research services to the Portfolios, other Portfolios of the Trust or to Rochdale, even if the specific services were not imputed just to the Portfolios and may be useful to Rochdale in advising other clients.

Investment decisions for each Portfolio will be made independently from those of other client accounts or mutual funds managed or advised by Rochdale. Nevertheless, it is possible that at times identical securities will be acceptable for both a Portfolio and one or more of such client accounts or other Portfolios. In such event, the position of the Portfolio and such client account(s) or other Portfolios in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or other Portfolios seek to acquire the same security as a Portfolio at the same time, a Portfolio may not be able to acquire as large a portion of such security as is desired, or may have to pay a higher price or obtain a lower yield for such security. Similarly, a Portfolio may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time.  If one or more of such client accounts or other Portfolios simultaneously purchases or sells the same security that a Portfolio is purchasing or selling, each day’s transactions in such security will be allocated between such Portfolio and all such client accounts or other Portfolios in a manner deemed equitable by Rochdale, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as a Portfolio is concerned. In other cases, however, it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for the Portfolio.

The Portfolios do not place securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through such brokers solely for selling shares of the Portfolios, although the Portfolios may consider the sale of shares as a factor in allocating brokerage. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of a Portfolio for their customers.

Subject to overall requirements of obtaining the best combination of price, execution, and research services on a particular transaction, the Portfolios may place eligible Portfolio transactions through their affiliated broker-dealer, Rochdale Securities Corporation, under procedures adopted by the Board of Trustees pursuant to the Investment Company Act and related rules.

The following table shows the Portfolios total commissions and transactions paid for research services for the fiscal period ended December 31, 2006:

	Commissions	Transactions
Large Growth Portfolio	$69,239	$52,085,896
Large Value Portfolio	$14,672	$10,064,079
Mid/Small Growth Portfolio	$86,910	$53,288,092
Mid/Small Value Portfolio	$12,729	$7,966,840
Atlas Portfolio	$663,238	$251,573,662
Dividend & Income Portfolio	$11,146	$4,748,487
Intermediate Fixed Income Portfolio	$0	$0
Darwin Portfolio	$31,519	$17,254,913

The following brokerage commissions were paid by the Portfolios for the fiscal periods ended December 31, 2004, 2005 and 2006:

	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06

Large Growth Portfolio (1)
Affiliated	$3,892	$1,729	$4,134
Non-Affiliated	$0	$0	$80,303

Large Value Portfolio (1)
Affiliated	$13,967	$4,023	$3,752
Non-Affiliated	$0	$0	$82,339

Mid/Small Growth Portfolio (1)
Affiliated	$9,741	$3,135	$2,856
Non-Affiliated	$0	$0	$114,944

Mid/Small Value Portfolio (1)
Affiliated	$17,807	$8,372	$4,653
Non-Affiliated	$0	$0	$58,291

Atlas Portfolio (2)
Affiliated	$31,571	$50,094	$14,453
Non-Affiliated	$173,978	$160,810	$685,164

Dividend & Income Portfolio (3)
Affiliated	$14,497	$6,537	$10,368
Non-Affiliated	$0	$0	$33,009

Intermediate Fixed Income Portfolio (1)
Affiliated	$596	$272	$529
Non-Affiliated	$0	$0	$863

Darwin Portfolio (4)
Affiliated	$970	$12,466	$1,564
Non-Affiliated	$0	$11,588	$35,017

(1)The Portfolio commenced operations on December 31, 1999.
(2)The Portfolio commenced operations on October 2, 1998.
(3)The Portfolio commenced operations on June 1, 1999.
(4) The Portfolio commenced operations on December 31, 2004.

	Affiliated Brokerage Transactions for Fiscal Year Ended December 31, 2006
	% of Affiliated Commission	% of Affiliated Transactions
Large Growth Portfolio	4.90%	17.19%
Large Value Portfolio	4.36%	17.30%
Mid/Small Growth Portfolio	2.42%	12.90%
Mid/Small Value Portfolio	7.39%	23.98%
Atlas Portfolio	2.07%	9.15%
Dividend & Income Portfolio	23.90%	39.34%
Intermediate Fixed Income Portfolio	38.00%	2.41%
Darwin Portfolio	4.28%	5.95%

PORTFOLIO TURNOVER

Although the Portfolios generally will not invest for short-term trading purposes, Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of Portfolio securities for the fiscal year by (2) the monthly average of the value of Portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Portfolio’s Portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. The Portfolio turnover of the Darwin Portfolio is not expected to exceed 200%. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See “Execution of Portfolio Transactions.”

The following are the turnover rates for the Portfolios:

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/06

Large Growth Portfolio (1)	11.97%	87.06% (5)

Large Value Portfolio (1)	24.48%	66.89%(5)

Mid/Small Growth Portfolio (1)	9.67%	85.04%(5)

Mid/Small Value Portfolio (1)	26.75%	34.47%

Atlas Portfolio (2)	38.97%	56.42%

Dividend & Income Portfolio (3)	2.34%	10.03%

Intermediate Fixed Income Portfolio (1)	26.06%	42.19%

Darwin Portfolio(4)	151.74%	89.89%

(1) The Portfolio’s date of inception is December 31, 1999.
(2) The Portfolio commenced operations on October 2, 1998.
(3) The Portfolio commenced operations on June 1, 1999.
(4) The Portfolio commenced operations on December 31, 2004.
(5) Due to a style change to the benchmarks within the S&P 500 and 1000 indexes, the Large Value, Large Growth and Mid-Small Growth Portfolios rebalanced their respective Portfolios causing a higher than usual portfolio turnover ratio.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Portfolios’ Prospectus regarding the purchase and redemption of Portfolio shares.

How to Buy Shares

The shares of the Portfolios are sold at net asset value plus a sales charge of 5.75%. As set forth in the Prospectus, you may pay a reduced sales charge at the time of purchase. In addition, purchases of shares by persons employed by or affiliated with the Advisor, the Trust or any of the Advisor’s affiliates, as well as selected dealers and immediate family members of any of the foregoing, may be exempt from the sales charge. For purposes of determining eligibility for sales charge exemptions, persons who fall within the definition of a “supervised person” under the Investment Advisers Act of 1940 will be considered “employees” within the meaning of that term as used in the Prospectus. You may purchase shares of a Portfolio from selected securities brokers, dealers, or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.

To eliminate the need for safekeeping, the Portfolios will not issue certificates for your shares unless you request them.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Portfolios’ shares, (ii) to reject purchase orders in whole or in part when in the judgment of Rochdale such rejection is in the best interest of a Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts, for employees of Rochdale or under circumstances where certain economies can be achieved in sales of a Portfolio’s shares.

You may purchase shares of the Portfolios by tendering payment in the form of shares of stock, bonds, or other securities. You may do this provided the security being offered for the purchase of Portfolio shares is readily marketable, its acquisition is consistent with the Portfolio’s investment goal, and the Advisor, at its discretion, finds it acceptable.

How to Sell Shares

You can sell your Portfolio shares any day the NYSE is open for regular trading through your investment representative. Your investment representative must receive your request before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Portfolios’ transfer agent (the “Transfer Agent”), and may charge you for its services.

Delivery of Redemption Proceeds

Payments to shareholders for shares of a Portfolio redeemed will be made as promptly as possible but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that a Portfolio may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of Portfolio securities or valuation of net assets of a Portfolio not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of a Portfolio’s shareholders. Under unusual circumstances, a Portfolio may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

At various times, a Portfolio may be requested to redeem shares for which it has not yet received confirmation of good payment; in this circumstance, the Portfolio may delay the redemption until payment for the purchase of such shares has been collected and confirmed to the Portfolio.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Portfolio’s Portfolio securities at the time of redemption or repurchase.

Redemptions-in-Kind

Each Portfolio has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of Portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of shares of each Portfolio will be determined once daily at the close of public trading on the NYSE, normally 4:00 p.m., Eastern time, on each day the NYSE is open for trading. It is expected that the NYSE will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. Each Portfolio does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its Portfolio securities on such days to materially affect the net asset value per share.

The net asset value per share of each Portfolio is calculated as follows: all liabilities incurred or accrued are deducted from the valuation of total assets, which includes accrued but undistributed income; the resulting net assets are divided by the number of shares of the Portfolio outstanding at the time of the valuation; and the result (adjusted to the nearest cent) is the net asset value per share.

An example of how each Portfolio calculated its total offering price per share as of December 31, 2006, is as follows:

Portfolio	Net Assets	=	Net Asset Value per share
Shares Outstanding

Large Growth Portfolio	$44,119,707	=	$19.46
2,267,434

Large Value Portfolio	$54,963,094	=	$29.02
1,893,976

Mid/Small Growth Portfolio	$46,837,277	=	$35.11
1,333,995

Mid/Small Value Portfolio	$53,494,403	=	$50.05
1,068,812

Atlas Portfolio	$273,595,415	=	$56.98
4,801,394

Dividend & Income Portfolio	$65,654,208	=	$29.72
2,209,196

Intermediate Fixed Income Portfolio	$46,224,287	=	$26.14
1,768,116

Darwin Portfolio	$11,250,784	=	$25.57
440,017

PERFORMANCE INFORMATION

For purposes of quoting and comparing the performance of a Portfolio to that of other Portfolios and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Portfolio. Dividends and distributions are comprised of net investment income and net realized capital gains. Under SEC rules, Portfolios advertising performance must include total return quotes calculated according to the following formula:

Return Before Taxes

	P(1 + T)[n]	= ERV
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
	ERV	= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

Return After Taxes on Distributions

	P(1 + T)[n]	= ATVD
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
ATVD
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or
10 year periods, after taxes on distributions but not after taxes on redemption.

Return After Taxes on Distributions and Sale of Portfolio Shares

	P(1 + T)[n]	= ATVDR
Where	P	= a hypothetical initial payment of $1,000
	T	= average annual total return
	n	= number of years (1, 5 or 10)
ATVDR
= ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or
10 year periods, after taxes on distributions and redemption.

In calculating the ending redeemable value, all dividends and distributions by a Portfolio are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or “T” in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

A Portfolio may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Portfolio’s performance with other measures of investment return. For example, in comparing a Portfolio’s total return with data published by Lipper, Inc. or similar independent services or financial publications, the Portfolio calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC’s rules.

In addition to the total return quotations discussed above, a Portfolio may advertise its yield based on a 30 day (or one month) period ended on the date of the most recent balance sheet included in the Trust’s registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[ (a-b/cd + 1)[6] - 1]
Where	a =	dividends and interest earned during the period.
	b =	expenses accrued for the period (net of reimbursements).
	c =	the average daily number of shares outstanding during the period that were entitled to receive dividends.
	d =	the maximum offering price per share on the last day of the period.

Under this formula, interest earned on debt obligations for purposes of “a” above, is calculated by (1) computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Portfolio’s Portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30 day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Portfolio’s Portfolio. For purposes of “b” above, Rule 12b-1 expenses are included among the expenses accrued for the period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to “d” above.

Any quotation of performance stated in terms of yield will be given no greater prominence than the information prescribed under the SEC’s rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

GENERAL INFORMATION

Investors in a Portfolio will be informed of the Portfolio’s progress through periodic reports. Financial statements certified by independent public accountants will be submitted to shareholders at least annually.

U.S. Bank, N.A., located at 1555 N River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, acts as custodian (the “Custodian”) of the securities and other assets of the Portfolios.

Tait, Weller & Baker LLP, located at 1818 Market Street, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Trust.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of February 28, 2007 there were no shareholders who owned 5% or more of the outstanding shares of any of the Portfolios, except the Darwin Portfolio.

Control Persons of the Darwin Portfolio

Name and Address	Shares	% Ownership	Type of Ownership
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	34,031.832	7.83%	Record
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	27,927.22	6.43%	Record

CAPITAL STRUCTURE

The Trust was organized as a Delaware statutory trust on March 10, 1998. The Agreement and Declaration of Trust permits the Board of Trustees to issue a limited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board of Trustees may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Portfolios have no preemptive, conversion, or subscription rights. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Portfolios and to the net assets of the Portfolios upon liquidation or dissolution. Each Portfolio, as a separate series of the Trust, votes separately on matters affecting only the Portfolio (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The Board of the Trust, the Advisor, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Portfolios.

ANTI-MONEY LAUNDERING POLICY

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Portfolios’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PROXY VOTING PROCEDURES

The Trust has adopted a Policy delegating the responsibility for voting proxies to the Advisor, subject to the supervision of the Board of Trustees. The Advisor’s proxy voting polices are summarized below.

Policies of the Trust’s Investment Advisor

The Advisor’s policy on proxy votes is to primarily vote all proxies in conjunction with recommendations from a disinterested third party. The Advisor has entered into a contract with Institutional Shareholder Services (“ISS”), a third party service provider that provides recommendations for all proxy votes based on their own internal guidelines, with no input from Rochdale.

Upon receiving ISS’s recommendations, proxies are voted by the Advisor’s Operations Manager, or his/her designee (designated herein as the “Proxy Voter”), within a week of learning of the proxy vote.

Upon learning of the pending proxy vote, the Proxy Voter accesses ISS’s website for their recommendations for the pending proxy. If ISS does not have a recommendation listed, the Proxy Voter contacts ISS to supply a recommendation on the pending proxy.

The Proxy Voter will print ISS’s recommendation and the vote through ProxyEdge for review by the Chief Compliance Officer or his/her designee (“designated as the “Compliance”).

These will be reviewed by Compliance on a monthly basis. Compliance will initial each vote to evidence their review and the Proxy Voter will maintain the recommendation and vote in his/her files.

In limited circumstances and provided there is no conflict of interest between the Advisor and the Trust, the Advisor may decide to vote a proxy in contradiction to the recommendation of ISS, if the Advisor does not believe ISS’s recommendation is in the best interests of the client. In the event such a situation arises, The Advisor will prepare a written disclosure to be kept on file detailing the following:

•  facts surrounding the decision to vote contrary to ISS recommendation,
•  an explanation as to why management believes ISS’s recommendation is detrimental to the Trust’s best interest, and
•  any conflicts of interest that may be presented.

Compliance will then initial the decision evidencing their review and the Proxy Voter will keep record of this decision along with ISS’s recommendation and the actual vote.

More Information

The actual voting records relating to Portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request by calling toll-free, 1-800-209-1967 or by accessing the SEC’s website at www.sec.gov.

FINANCIAL STATEMENTS

The annual reports to Portfolio shareholders for the fiscal year ended December 31, 2006, are separate documents supplied with this SAI and the financial statements, accompanying notes, and the report of the independent registered public accounting firm appearing therein are incorporated by reference in this SAI.

APPENDIX A
SHORT-TERM RATINGS
Standard & Poor’s Short-Term Issue Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Short-term ratings generally are assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody’s Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1 - Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings (“Fitch”) National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
 Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
 Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)	Indicates actual or imminent payment default.

Notes:	A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

“+” or “-” may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than ‘F1(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Short-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both “foreign currency” and “local currency” ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1	Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default.

Notes:“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than ‘F1.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB,’ ‘B,’ ‘CCC,’ ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A subordinated debt or preferred stock obligation rated ‘C’ is CURRENTLY HIGHLY VULNERABLE to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Moody’s Long-Term Debt Ratings

Aaa - Bonds and preferred stock which are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds and preferred stock which are rated ‘Aa’ are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

A - Bonds and preferred stock which are rated ‘A’ possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds and preferred stock which are rated ‘Baa’ are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds and preferred stock which are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds and preferred stock which are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds and preferred stock which are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds and preferred stock which are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds and preferred stock which are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the “best” credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx)
‘AA’ national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country’s highest rated issuers or issues.

A(xxx)
‘A’ national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),
CC(xxx),
C(xxx)
These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),
DD(xxx),
D(xxx)	These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

“+” or “-” may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ national rating category or to categories below ‘CCC(xxx).’

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch’s Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

Fitch’s International Long-Term Credit Ratings

Fitch’s international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both “foreign currency” and “local currency” ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state’s currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD,DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect for repaying all obligations.

Notes:	“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ long-term rating category, or to categories below ‘CCC.’

‘NR’ indicates that Fitch does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

MUNICIPAL NOTE RATINGS

Standard & Poor’s Note Ratings

A Standard and Poor’s note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule--the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” -- Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” -- Speculative capacity to pay principal and interest.

MIG/VMIG Ratings U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody’’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue’s specific structural or credit features.

MIG 1/VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

ROCHDALE INVESTMENT TRUST
PART C

OTHER INFORMATION

Item 23. EXHIBITS.

(a)	Agreement and Declaration of Trust (1)
(b)	Bylaws (1)
(c)	Specimen Share Certificate (2)

(d)	Investment Advisory Agreement Contracts
(i)	Form of Interim Advisory Agreement (10)
(ii)	Advisory Agreement - filed herewith
(e)	Distribution Contracts
(i)	Distribution Agreement (6)
(ii)	Sub-Distribution Agreement - filed herewith
(f)	Bonus or Profit Sharing Contracts - Not applicable.
(g)	Custody Agreement
(i)	Custody Agreement (9)
(ii)	Amendment to Custody Agreement - filed herewith
(h)	Other Material Contracts
(i)	Administration Agreement (1)
(1) Amendment to Administration Agreement - filed herewith
(ii)	Transfer Agent Servicing Agreement (7)
(1) Amendment to Transfer Agent Servicing Agreement - filed herewith
(iii)	Fund Accounting Agreement - file herewith
(iv)	Operating Expense Agreement (5)
(v)	Powers of Attorneys (6)
(vi)	Sub-Administrative Agreement - filed herewith
(i)	Legal Opinions
(i)	Opinion of Counsel -Dividend & Income Portfolio (3)
(ii)	Opinion of Counsel - Atlas Portfolio (2)
(iii)	Opinion of Counsel - Large Growth Portfolio (4)
(iv)	Opinion of Counsel - Large Value Portfolio (4)
(v)	Opinion of Counsel - Mid/Small Growth Portfolio (4)
(vi)	Opinion of Counsel - Mid/Small Value Portfolio (4)
(vii)	Opinion of Counsel - Intermediate Fixed Income Portfolio (4)
(viii)	Opinion of Counsel - Darwin Portfolio (8)
(j)	Consent of Independent Public Accounting Firm -filed herewith.

(k)	Omitted Financial Statements - Not applicable.
(l)	Letter of Understanding Relating to Initial Capital (2)
(m)	Plan pursuant to Rule 12b-1 (3)
(n)	Rule 18f-3 Plan - Not applicable
(o)	Reserved.
(p)	Code of Ethics
(i)	Rochdale Investment Management (5)
(ii)	RIM Securities LLC (6)
__________

(1) Incorporated by reference to Registrant’s Registration Statement on Form N-1A filed on March 6, 1998.
(2) Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A filed June 30, 1998.
(3) Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 of the Registration Statement on Form N-1A filed April 30, 1999.
(4) Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 of the Registration Statement on Form N-1A filed July 24, 2000.
(5) Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 of the Registration Statement on Form N-1A filed April 27, 2001.
(6) Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 of the Registration Statement on Form N-1A filed May 1, 2003.
(7) Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 of the Registration Statement on Form N-1A filed February 26, 2004.
(8) Formerly “Healthcare Portfolio,” Incorporated by reference to Registrant’s Post-Effective Amendment No. 15 of the Registration Statement on Form N-1A filed December 15, 2004.
(9) Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 of the Registration Statement on Form N-1A filed April 29, 2005.
(10) Incorporated by reference to Registrant’s Post-Effective Amendment No. 20 of the Registration Statement on Form N-1A filed May 1, 2006.

Item 24. Persons Controlled by or Under Common Control with Registrant.

As of the date of this Amendment to the Registration Statement, there are no persons controlled or under common control with the Registrant.

Item 25. Indemnification.

Article VII, Section 2 of the Trust's Declaration of Trust provides as follows:

Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Advisor.

With respect to the Advisor, the response to this item is incorporated by reference to Part I of the Advisor's Form ADV (Schedule A) as amended, File No. 801-27265.

Item 27. Principal Underwriter.

(a)	The Advisor’s affiliate, RIM Securities, LLC (formerly a division of the Advisor) also acts as the Registrant’s principal underwriter and does not act in that capacity for other investment companies.

(b)
The following information is furnished with respect to the officers and directors of the Advisor and Underwriter. Each such person’s principal business address is 570 Lexington Avenue, New York, New York 10022.

Name and Principal Business Address	Position and Offices with Principal Underwriter	Positions and Offices with Registrant
Carl Acebes	Chairman and Chief Investment Officer	Chairman and Trustee
Garrett R. D’Alessandro	President and Chief Executive Officer	President and Secretary
Kurt Hawkesworth	Chief Compliance Officer and General Counsel	Chief Compliance Officer
Edmund Towers	Chief Financial Officer	Treasurer

(c)	Not applicable.

Item 28. Location of Accounts and Records.

The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession the Registrant's custodian and transfer agent, except those records relating to portfolio transactions and the basic organizational and Trust documents of the Registrant (see Subsections (2) (iii). (4), (5), (6), (7), (9), (10) and (11) of Rule 31a-1(b)), which, with respect to portfolio transactions are kept by the Fund's Advisor at its address set forth in the prospectus and statement of additional information and with respect to trust documents by its administrator at 2020 E. Financial Way, Ste. 100, Glendora, CA 91741.

Item 29. Management Services Not Discussed in Parts A and B.

There are no management-related service contracts not discussed in Parts A and B.

Item 30. Undertakings.

None.

SIGNATURES

Pursuant to the requirements of Rule 485(b) under the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 22 to under the Securities Act of 1933 and Post-Effective Amendment No. 25 under the Investment Company Act of 1940 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York in the State of New York on March 13, 2007.

ROCHDALE INVESTMENT TRUST

By: /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Carl Acebes * Carl Acebes	Trustee	March 13, 2007

/s/ Jerry Roland * Jerry Roland	Trustee	March 13, 2007

/s/ Maxime C. Baretge * Maxime C. Baretge	Trustee	March 13, 2007

/s/ Thomas J. Volpe * Thomas J. Volpe	Trustee	March 13, 2007

/s/Garrett R. D'Alessandro Garrett R. D'Alessandro	Principal Financial Officer	March 13, 2007

* By: /s/ Garrett R. D’Alessandro
Garrett R. D'Alessandro
Pursuant to Powers of Attorney dated March 5, 2003 and March 7, 2003 filed April 30, 2003 and dated September 27, 2004 and filed October 1, 2004.

EXHIBIT INDEX

Exhibit	Exhibit No.

Advisory Agreement	EX-99.d.ii

Sub-Distribution Agreement	EX-99.e.ii

Amendment to Custody Agreement	EX-99.g.ii

Amendment to Administration Agreement	EX-99.h.i.1

Amendment to Transfer Agency Servicing Agreement	EX-99.h.ii.1

Fund Accounting Agreement	EX-99.h.iii

Sub- Administration Agreement	EX-99.h.vi

Consent of Independent Public Accountants	EX-99.j